UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

United Parks & Resorts Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED MARCH 1, 2024

6240 Sea Harbor Drive

Orlando, Florida 32821

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 25, 2024

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of United Parks & Resorts, Inc. (“we”, “us” or the “Company”) will be held on March 25, 2024 at [11:00 a.m.], Eastern Time. You can attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/[●]. You will need to have your 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to join the Special Meeting. The Special Meeting will be held for the following purposes:

1.

Proposal 1: To approve the amendment, entered into on February 27, 2024, to the Stockholders Agreement (the “Stockholders Agreement”), dated May 27, 2019, by and between Hill Path Capital LP, a Delaware limited partnership (“Hill Path”) and the Company (the “Amendment Proposal”); and

2.

Proposal 2: If Proposal 1 is approved, to approve and authorize a new $500.0 million share repurchase program of the Company’s common stock, subject to the qualification that the Company will not repurchase additional shares if Hill Path’s common stock ownership interest percentage would, as a result of any such repurchase, equal or exceed 50% (excluding Hill Path and its affiliates non-voting derivative positions) (the “Share Repurchase Proposal”).

Approval of the Amendment Proposal is conditioned upon approval of the Share Repurchase Proposal, and vice versa. For the avoidance of doubt, if the Amendment Proposal is not approved, the Share Repurchase Proposal will not be voted on, and if the Share Repurchase Proposal is not approved, the Amendment Proposal, even if approved, will not become effective. Each of the Amendment Proposal and the Share Repurchase Proposal requires approval by the holders of a majority of the shares of our common stock outstanding and entitled to vote as of the record date, other than any such shares (all such shares, “Excluded Shares”) beneficially owned by Hill Path or an affiliate of Hill Path (including Nomura Global Financial Products Inc., as derivative counterparty, who shall be deemed to be an affiliate of Hill Path solely for purposes of this approval requirement and James P. Chambers, who, for the purpose of the Amendment and the Stockholders Agreement, shall be deemed to be an affiliate of Hill Path). We refer to this as the “Disinterested Stockholder Approval.” The Excluded Shares will not be included in the numerator or denominator for purposes of determining whether the Disinterested Stockholder Approval has been obtained. We refer to the holders of shares of our common stock other than Hill Path and its affiliates as the “Disinterested Stockholders.”

Stockholders of record at the close of business on March 15, 2024 (“Qualified Stockholder”) are entitled to notice of, and to vote at, the Special Meeting. Each Qualified Stockholder is entitled to one vote for each share of common stock held at that time. A list of these Qualified Stockholders will be open for examination by any stockholder for any purpose germane to the Special Meeting for a period of 10 days prior to the Special Meeting at our principal executive offices at 6240 Sea Harbor Drive, Orlando, Florida 32821, and electronically during the Special Meeting at www.virtualshareholdermeeting.com/[   ] when you enter your 16-Digit Control Number.

You have three options for submitting your vote before the Special Meeting:

•	the Internet, through computer or mobile device such as a tablet or smartphone;

•	telephone; or

•	mail.

Please vote as soon as possible to record your vote promptly, even if you plan to attend the Special Meeting via the Internet.

OUR BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT PROPOSAL AND “FOR” THE SHARE REPURCHASE PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 25, 2024: The Proxy Statement to Stockholders is available at www.proxyvote.com. In addition, a list of Qualified Stockholders entitled to vote at the Special Meeting will be available electronically during the Special Meeting at www.virtualshareholdermeeting.com/[   ] when you enter your 16-Digit Control Number.

By Order of the Board of Directors,

G. Anthony (Tony) Taylor
Corporate Secretary

Annex A	Hill Path Stockholders Agreement
Annex B	First Amendment to the Hill Path Stockholders Agreement

- i -

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

The following questions and answers address briefly some questions you may have regarding the Special Meeting and the proposals to be voted on at the Special Meeting. These questions and answers may not address all of the questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, which you should read carefully and in their entirety. You may obtain supplemental information about the Company that is not incorporated by reference into this proxy under the section of this proxy statement entitled “Where You Can Find Additional Information.”

Q:	Why am I receiving this proxy statement?

A:

We have made these proxy materials available to you via the Internet or, upon your request, have delivered printed versions of these proxy materials to you by mail in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of United Parks & Resorts Inc. (the “Company”) of proxies to be voted at our Special Meeting of Stockholders to be held on March 25, 2024 (the “Special Meeting”), and at any postponements or adjournments of the Special Meeting. D.F. King, directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. You are invited to attend the Special Meeting and vote your shares via the Internet in accordance with the instructions at www.virtualshareholdermeeting.com/[   ].

Q:	When and where is the Special Meeting?

A:

The Special Meeting will be held on March 25, 2024 at [11:00 a.m.], Eastern Time. You can attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/[   ]. You will need to have your 16-Digit Control Number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to join the Special Meeting.

Q:	What matters will be voted on at the Special Meeting?

A:	There are two proposals scheduled to be voted on at the Special Meeting:

•

Proposal No. 1: To approve the First Amendment (the “Amendment”) to the Stockholders Agreement, dated February 27, 2024, by and between Hill Path Capital LP, a Delaware limited partnership (“Hill Path”) and the Company (the “Amendment Proposal”); and

•

Proposal No. 2: If Proposal 1 is approved, to approve and authorize a new $500.0 million share repurchase program of the Company’s common stock, subject to the qualification that the Company will not repurchase additional shares if Hill Path’s common stock ownership interest percentage would, as a result of any such repurchase, equal or exceed 50% (excluding Hill Path and its affiliates non-voting derivative positions) (the “Share Repurchase Proposal,” and together with the Amendment Proposal, the “Proposals”).

Q:	Who is entitled to vote at the Special Meeting?

A:

Only holders of record of the Company’s common stock as of the close of business on March 15, 2024 (the “Record Date”) are entitled to receive these proxy materials and to vote their shares at the Special Meeting. Each share of common stock issued and outstanding as of the Record Date will be entitled to one vote on each matter submitted to a vote at the Special Meeting. Our directors and executive officers who are eligible to cast a vote, except for such directors and officers who are affiliates of Hill Path, have informed us that they intend to vote all of their shares of common stock: (i) “FOR” the Amendment Proposal and (ii) “FOR” the Share Repurchase Proposal.

Q:	How do I attend the Special Meeting?

A:

We will be hosting the Special Meeting live via audio webcast. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/[    ]. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:

•	instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/[ ];

•	assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/[ ] on the day of the Special Meeting;

•	webcast starts at [11:00] a.m. Eastern Daylight Saving Time;

•	stockholders may vote and submit questions while attending the Special Meeting via the Internet; and

•	you will need your 16-Digit Control Number to enter the Special Meeting.

Q:	Will I be able to participate in the online Special Meeting on the same basis I would be able to participate in a live special meeting?

A:

The online meeting format for the Special Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We believe that holding the Special Meeting online provides the opportunity for participation by a broader group of stockholders while reducing environmental impacts and the costs associated with planning, holding and arranging logistics for in-person meeting proceedings.

We designed the format of the online Special Meeting to ensure that our stockholders who attend our Special Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

•	providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from management and the Board;

•	providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and

•	answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

Q:	How many shares are needed to constitute a quorum?

A:

The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote must be present virtually or represented by proxy to constitute a quorum for the Special Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” that are present and entitled to vote are also counted for purposes of determining a quorum. However, as described below under “What do I need to do now? How do I vote my shares of common stock?” if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Q:	What vote of Company stockholders is required to approve each proposal?

A:

Approval of each Proposal requires the affirmative vote of holders of a majority of the shares of our common stock outstanding and entitled to vote as of the Record Date, other than any such shares (all such shares, “Excluded Shares”) beneficially owned by Hill Path or an affiliate of Hill Path (including Nomura Global Financial Products Inc., as derivative counterparty, who shall be deemed to be an affiliate of Hill Path solely for purposes of this approval requirement and James P. Chambers, who for the purpose of the Amendment and the Stockholders Agreement, shall be deemed to be an affiliate of Hill Path). We refer to this as the “Disinterested Stockholder Approval.” The Excluded Shares will not be included in the numerator or denominator for purposes of determining whether the Disinterested Stockholder Approval has been obtained. We refer to the holders of shares of our common stock other than Hill Path and its affiliates as the “Disinterested Stockholders.”

An abstention as to either Proposal, or a failure to vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf), will have the same effect as a vote “AGAINST” such proposal.

Q:	Who will count the vote?

A:	Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and representatives of Broadridge will act as inspectors of election.

Q:	How does the Board recommend that I vote?

A:	The Board recommends that the Company’s stockholders vote:

•	“FOR” the Amendment Proposal; and

•	“FOR” the Share Repurchase Proposal.

For a discussion of the factors that the Board considered in determining to recommend in favor of the approval of the Proposals, see the section of this proxy statement entitled “The Proposals—Reasons for the Proposals; Recommendation of the Board.”

Q:	How many shares of common stock may the Company’s directors and officers vote?

A:

As of the Record Date, our directors and executive officers owned and were entitled to vote, in the aggregate, approximately [     ] shares of common stock, or approximately [ ]% of the outstanding shares of common stock entitled to vote at the Special Meeting. Our directors and executive officers have informed us that they intend to vote all of their shares of common stock: (1) “FOR” the Amendment Proposal and (2) “FOR” the Share Repurchase Proposal. However, because of the Disinterested Stockholder Approval requirement, only [    ] shares of common stock held by directors and officers will be taken into account in determining whether such condition has been satisfied.

Q:	How many shares of common stock must be voted in favor of the Proposals for the Proposals to be approved?

A:

As of March 15, 2024, there were [    ] shares of our Common Stock outstanding. Also, as of such date, there were [     ] shares of Common Stock outstanding held by the Disinterested Stockholders. Therefore, for the Proposals to be approved, at least [     ] shares of common stock held by the Disinterested Stockholders must be voted in favor of each Proposal in order for the Proposals to be approved.

Q:	What do I need to do now? How do I vote my shares of common stock?

A:

We urge you to read this entire proxy statement carefully, including its annexes, and to consider how the Proposals affect you. Your vote is important, regardless of the number of shares of common stock you own.

If you are a stockholder of record, you may vote by granting a proxy. Specifically, you may vote:

•

By Internet—If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your Notice or your proxy card in order to vote by Internet.

•

By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your Notice or your proxy card in order to vote by telephone.

•

By Mail—You may vote by mail by requesting a proxy card from us, indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of (i) the Amendment Proposal and (ii) the Share Repurchase Proposal.

We encourage you to vote by proxy even if you plan on attending the Special Meeting.

A failure to vote or an abstention will have the same effect as a vote “AGAINST” the approval of the Proposals.

Shares of Common Stock Held in “Street Name”

If you hold your shares in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the Proposals.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Saving Time on [ ], 2024 for the voting of shares held by stockholders of record or held in street name.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than [ ], 2024.

Q:	Can I revoke my proxy?

A:

Yes. You may change your vote and revoke your proxy at any time prior to the vote at the Special Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Company’s Corporate Secretary at United Parks & Resorts Inc., 6240 Sea Harbor Drive, Orlando, Florida 32821 prior to your shares being voted, or by attending the Special Meeting via the Internet and voting. Attendance at the meeting via the Internet will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instruction it has provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Special Meeting via the Internet and voting.

Q:	What happens if I do not vote or if I abstain from voting on the proposals?

A:	The requisite number of shares to approve the Proposals is based on the Disinterested Stockholder Approval. As of the Record Date, there were [ ] shares of common stock outstanding held by the

Disinterested Stockholders. Therefore, for the Proposals to be approved, at least [ ] shares of common stock held by the Disinterested Stockholders must be voted in favor of each of the Proposals for the Proposals to be approved.

If you abstain from voting on (i) the Amendment Proposal and/or (ii) the Share Repurchase Proposal or if you do not return your proxy card or otherwise fail to vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf), it will have the same effect as a vote against such Proposal.

Q:	Will my shares of common stock held in “street name” or held in another form of record ownership be combined for voting purposes with shares I hold of record?

A:

No. Because any shares of common stock you may hold in “street name” will be deemed to be held by a different stockholder (that is, your broker, bank, or other nominee) than any shares of common stock you hold of record, any shares of common stock held in “street name” will not be combined for voting purposes with shares of common stock held of record. Similarly, if you own shares of common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card for those shares of common stock because they are held in a different form of record ownership. Shares of common stock held by a corporation or business entity must be voted by an authorized officer of the entity. Please indicate title or authority when completing and signing the proxy card.

Q:	What does it mean if I get more than one proxy card or voting instruction card?

A:

If your shares of common stock are registered differently or are held in more than one account, you will receive more than one proxy card or voting instruction card. Please complete and return all of the proxy cards and voting instruction cards you receive (or submit each of your proxies by telephone or the Internet) to ensure that all of your shares of common stock are voted.

Q:	What is householding and how does it affect me?

A:

The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. Certain brokerage firms may have instituted householding for beneficial owners of common stock held through brokerage firms. If your family has multiple accounts holding common stock, you may have already received a householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of this proxy statement. The broker will arrange for delivery of a separate copy of this proxy statement promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

Q:	Where can I find more information about the Company?

A:	You can find more information about the Company from various sources described in the section of this proxy statement entitled “Where You Can Find Additional Information.”

Q:	Who will solicit and pay the costs of soliciting proxies?

A:

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) virtually or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. The Company has also retained D.F. King & Co. (“D.F. King”) to assist with the solicitation of proxies for a fee not to exceed $[ ], plus reimbursement for out-of-pocket expenses.

Q:	Who can help answer my other questions?

A:

If you have more questions about the Proposals or any of the other matters set forth in this proxy statement, or require assistance in submitting your proxy or voting your shares or need additional copies of this document or the enclosed proxy card, please contact D.F. King, which is acting as the proxy solicitation agent and information agent for the Company in connection with the Special Meeting. The Company’s stockholders can contact [   ], as to banks and brokers, collect [   ] and, as to stockholders and all others, toll-free at [   ].

THE SPECIAL MEETING

We are furnishing this proxy statement to the Company’s stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting or any adjournment or postponement thereof. This proxy statement provides the Company’s stockholders with the information they need to know to be able to vote or instruct their vote to be cast at the Special Meeting or any adjournment or postponement thereof.

Date, Time and Place of the Special Meeting

This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held on March 25, 2024 at [11:00 a.m.], Eastern Time, and at any postponements or adjournments of the Special Meeting. You are invited to attend the Special Meeting and vote your shares via the Internet in accordance with the instructions at www.virtualshareholdermeeting.com/[   ].

For information regarding attending the Special Meeting, see “The Special Meeting — Voting; Proxies; Revocation—Attendance.”

Purposes of the Special Meeting

At the Special Meeting, the Company’s stockholders will be asked to consider and approve the following proposals:

•	the Amendment Proposal; and

•	the Share Repurchase Proposal.

Approval of the Amendment Proposal is conditioned upon approval of the Share Repurchase Proposal, and vice versa. For the avoidance of doubt, if the Amendment Proposal is not approved, the Share Repurchase Proposal will not be voted on and if the Share Repurchase Proposal is not approved, the Amendment Proposal, even if approved, will not become effective. Our stockholders must approve the Amendment Proposal and the Share Repurchase Proposal by the Disinterested Stockholder Approval for the Amendment to become effective. A copy of the Amendment is attached as Annex A to this proxy statement, and certain provisions of the Amendment are described in the section of this proxy statement entitled “The Amendment to the Stockholders Agreement.”

No matters other than the Proposals will be brought before the Special Meeting.

This proxy statement and the enclosed form of proxy are first being mailed to our stockholders on or about March 15, 2024.

Record Date, Notice and Quorum

The holders of record of common stock as of the close of business on March 15, 2024, the Record Date for the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting. As of the close of business on the Record Date, [    ] shares of common stock were outstanding and entitled to vote at the Special Meeting.

The presence at the Special Meeting, virtually or represented by proxy, of the holders of at least a majority of the shares of common stock entitled to be cast on any matter to be acted on at the Special Meeting will constitute a quorum for purposes of the Special Meeting. Once a share is represented at the Special Meeting, it will be counted for purposes of determining whether a quorum is present at the Special Meeting. However, if a new Record Date is set for an adjourned Special Meeting, a new quorum will have to be established. Proxies received, but marked as abstentions, will be included in the calculation of the number of shares considered to be present at the Special Meeting.

Required Vote

Each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote on each of the proposals to be considered at the Special Meeting.

Approval of each of (i) the Amendment Proposal and (ii) the Share Repurchase Proposal requires the Disinterested Stockholder Approval. Therefore, an abstention as to either Proposal or as failure to return your proxy card or otherwise vote your shares of common stock (including a failure to instruct your broker, bank or other nominee to vote shares held on your behalf), will have the same effect as a vote against the Proposals.

Stock Ownership and Interests of Certain Persons

Voting by the Company’s Directors and Executive Officers

As of the close of business on the Record Date, directors and executive officers of the Company were entitled to vote approximately [    ] shares of common stock, or approximately [ ]% of the shares of common stock issued and outstanding on that date and entitled to vote at the Special Meeting. However, because of the Disinterested Stockholder Approval requirement, only [    ] shares of common stock held by directors and officers of the Company will be applicable to the required vote.

Voting; Proxies; Revocation

Attendance

All holders of shares of common stock as of the close of business on March 15, 2024, the Record Date, including stockholders of record and beneficial owners of common stock registered in the “street name” of a broker, bank or other nominee, are invited to attend the Special Meeting.

Voting Online

Stockholders of record will be able to vote at the Special Meeting. We will be hosting the Special Meeting live via audio webcast. Any stockholder can attend the Special Meeting live online at www.virtualshareholder meeting.com/[●]. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. If you hold your shares in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the Proposals.

Providing Voting Instructions by Proxy

If you are a stockholder of record, you may vote by granting a proxy. Specifically, you may vote:

•

By Internet—If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your Notice or your proxy card in order to vote by Internet.

•

By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your Notice or your proxy card in order to vote by telephone.

•

By Mail—You may vote by mail by requesting a proxy card from us, indicating your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of (i) the Amendment Proposal and (ii) the Share Repurchase Proposal.

We encourage you to vote by proxy even if you plan on attending the Special Meeting.

A failure to vote or an abstention will have the same effect as a vote “AGAINST” the approval of the Proposals.

Shares of Common Stock Held in “Street Name”

If you hold your shares in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the Proposals.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Saving Time on [   ], 2024 for the voting of shares held by stockholders of record or held in street name.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than [   ], 2024.

Revocation of Proxies

You may change your vote and revoke your proxy at any time prior to the vote at the Special Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Company’s Corporate Secretary at United Parks & Resorts Inc., 6240 Sea Harbor Drive, Orlando, Florida 32821 prior to your shares being voted, or by attending the Special Meeting via the Internet and voting. Attendance at the meeting via the Internet will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instruction it has provided, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Special Meeting via the Internet and voting.

Abstentions

An abstention occurs when a stockholder attends the Special Meeting, either via the Internet or represented by proxy, but abstains from voting. Abstentions will be included in the calculation of the number of shares of common stock present or represented at the Special Meeting for purposes of determining whether a quorum has been achieved.

Because of the Disinterested Stockholder Approval requirement, abstaining from voting will have the same effect as a vote against the Proposals.

Solicitation of Proxies

The Board is soliciting your proxy, and we will bear the cost of soliciting proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding common stock. The Company has retained D.F. King, a proxy solicitation firm, to assist the Board in the solicitation of proxies for the Special Meeting, and we expect to pay D.F. King approximately $[ ], plus reimbursement of reasonable and documented out-of-pocket expenses. Proxies may be solicited by mail, personal interview, email, telephone, or via the Internet by D.F. King or, without additional compensation, by certain of the Company’s directors, officers and employees.

Adjournments and Postponements

The Chairman of the Special Meeting or the holders of a majority of shares of common stock present or represented by proxy at the Special Meeting, whether or not constituting a quorum, may adjourn the Special Meeting.

Other Information

You should not return your stock certificates or send in other documents evidencing ownership of common stock with the proxy card.

THE PROPOSALS

Proposal 1: The Amendment Proposal

The Company is proposing to adopt and approve the Amendment (as further described below in the section of this proxy statement entitled “The Amendment to the Stockholders Agreement”).

Approval of the Amendment Proposal requires the Disinterested Stockholder Approval.

A copy of the existing Stockholders Agreement is attached to this proxy statement as Annex A. A copy of the Amendment to the Stockholders Agreement is attached to this proxy statement as Annex B.

Proposal 2: The Share Repurchase Proposal

The Company is proposing to approve and authorize a new $500.0 million share repurchase program of the Company’s common stock, subject to the qualification that the Company will not repurchase additional shares if Hill Path’s common stock ownership interest percentage would, as a result of any such repurchase, equal or exceed 50% (excluding Hill Path’s and its affiliates existing non-voting derivative positions).

Approval of the Share Repurchase Proposal requires the Disinterested Stockholder Approval.

Background of the Proposals

As part of the Company’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Board and the Company’s senior management periodically review, consider, and assess the Company’s capabilities, operations, financial performance, business plans and prospects, as well as overall industry conditions, opportunities and risks for the Company as they may affect those strategic goals and plans. This review includes, among other matters, the consideration of potential opportunities for business combinations, uses of cash, capital allocation strategies, acquisitions, divestitures, strategic partnerships, and other financial and strategic alternatives.

The Company has historically authorized open-market share repurchases from time-to-time when they believed the Company’s shares were undervalued by the market and the returns that could be achieved from such purchases were attractive. In each of March and August 2022, as the Company was set to exhaust its then-existing share repurchase authorizations, the Board met several times to consider the valuation of the Company’s shares, the Company’s liquidity forecasts and potential uses of cash, including, among other things, proposed additional share repurchases, and the probable impact of such repurchases on the Company’s liquidity, solvency, surplus, capital structure and stockholders relative to other potential uses of cash. In the context of those discussions, Hill Path believed that a share repurchase was in the best interest of all stockholders, but indicated that Hill Path would not participate as a seller of shares in any such repurchase.

During these meetings in both March and August 2022, the Board also considered the impact that additional share repurchases would have on Hill Path’s share ownership percentage if Hill Path did not participate in such repurchases and the potential governance implications resulting therefrom. As part of its analysis, the Board reviewed the terms of the Stockholders Agreement with Hill Path. The Board also discussed certain risks that could result from continued share repurchases by the Company, including that, as Hill Path’s ownership percentage increased, Hill Path’s influence at the Company (through voting or otherwise) could increase relative to other stockholders, and it could become more difficult for the Disinterested Stockholders to ultimately realize a control premium alongside Hill Path if Hill Path sold all or substantially all of its shares directly to third parties in a series of block sales rather than through a sale of the entire Company. Additionally, the Board considered that through ongoing share repurchases in which Hill Path would not participate, Hill Path would continue to increase its ownership percentage without offering to acquire the balance of the Company’s shares at a premium.

To address these governance concerns by returning capital to stockholders without increasing Hill Path’s ownership percentage, the Board, in consultation with its legal and financial advisors, suggested that Hill Path participate pro rata in any share repurchase program, but Hill Path made clear it would not do so.

Given the Board’s belief that the Company’s shares were undervalued, after weighing the benefits and drawbacks of additional share repurchases in light of all of the other potential uses of the Company’s cash, the Board approved the proposed share authorizations in both March and August 2022, subject to the limitation that Hill Path’s economic ownership percentage (inclusive of Hill Path’s existing non-voting derivative positions) would not exceed 49.9% (the “Initial 49.9% Threshold”) and that, should additional share repurchases be considered in the future, the Board would discuss with Hill Path potential changes to the Stockholders Agreement to address the governance issues before any future authorization was approved.

On September 1, 2023, Hill Path sent a communication to the Board in light of the Company preparing to consider a new share repurchase authorization, noting that any future repurchases would be expected to further increase Hill Path’s percentage ownership since Hill Path did not expect to participate in the repurchase. Hill Path’s communication further noted that, to address any potential conflicts of interest raised by Hill Path’s increased ownership percentage, Hill Path supported the formation of a special committee of the Board for the purpose of determining whether to proceed with additional share repurchases, subject to the possibility of subsequent approval of the proposed share repurchase by a majority of the Disinterested Stockholders, also referred to as the Disinterested Stockholder Approval.

On September 8, 2023, the Board held a meeting to consider Hill Path’s proposal. Representatives of Wachtell, Lipton, Rosen & Katz (“Wachtell Lipton”), were also in attendance and summarized for the Board the process and merits of forming a special committee to consider additional share repurchases in light of the governance concerns attending such repurchases and the Board’s previous decisions with respect thereto. After further discussion, the Board decided to form the special committee (the “Special Committee”) to consider whether to recommend additional share repurchases to the Board and if so, under what conditions.

Between September 8 and September 18, 2023, Wachtell Lipton conducted one-on-one interviews with members of the Board to determine the independence of such members from Hill Path and its affiliates.

On September 18, 2023, the Special Committee was formed, consisting of Mr. Timothy Hartnett as Chair, Mr. William Gray, Mr. Yoshikazu Maruyama, Mr. Thomas Moloney and Ms. Neha Jogani Narang.

On September 21, September 28, October 5, October 26 and November 2, 2023, the Special Committee held meetings to discuss the proposal for additional share repurchases and the various risks associated with a further increase in Hill Path’s ownership percentage. The Special Committee engaged Wachtell Lipton as its legal advisor and Centerview Partners LLC (“Centerview”) as its financial advisor, each of whom attended each meeting (other than the September 21 meeting, which Centerview did not attend) to advise the Special Committee on the legal and financial implications of its options. During these discussions, the Special Committee focused on Hill Path’s current ownership percentage—at the time, approximately 42.7% of the Company’s outstanding shares (without taking into account Hill Path’s existing non-voting derivative positions) and an economic ownership percentage of approximately 49.6% (inclusive of Hill Path’s existing non-voting derivative positions)—in light of the Board’s decision in August 2022 not to permit further share repurchases until the governance concerns raised by Hill Path’s accreting ownership percentage were addressed. To address these concerns, the Special Committee agreed to develop and send proposed changes to the Stockholders Agreement for Hill Path’s consideration that would, if adopted, provide enhanced governance and economic protections for the Disinterested Stockholders and permit the Board the flexibility to undertake additional share repurchases in the future, even if Hill Path’s ownership percentage were to exceed 49.9% of the Company’s outstanding shares. The Special Committee also considered the benefits and drawbacks, including the practicability, of undertaking a dividend or a premium self-tender instead of a share repurchase. Ultimately it was decided not to pursue a transaction that would impose undesired consequences on stockholders, and that it was preferable, in the interests of the Company and its stockholders, to pursue a simpler transaction like a share repurchase around which there could be a consensus of stockholder interests.

On November 6, 2023, Wachtell Lipton delivered the Special Committee’s proposed governance changes to Hill Path’s legal counsel, Sidley Austin LLP (“Sidley Austin”). The governance changes proposed included, among other things, (i) reducing the threshold applicable to Hill Path’s transfer restriction from 24.9% of the Company’s outstanding shares to 10%; (ii) permitting Disinterested Stockholders to have the right to participate pro rata in any proposed sale by Hill Path of 10% or more of the Company’s outstanding shares; (iii) requiring that any future take private, sale or merger of the Company proposed by Hill Path be approved by a special committee and a majority of the outstanding shares that are not owned or controlled by Hill Path; (iv) changing the standstill restriction to make clear that additional economic swap arrangements or any other derivative transactions by Hill Path are not permitted and reinstating the more strict requirements of the earlier standstill provision that applied to Hill Path before the Company’s Annual Meeting in 2020; (v) requiring approval of a special committee of independent directors before the Company engages in any material related party transaction with Hill Path or its affiliates; and (vi) requiring Hill Path to first present to the Company any proposed offer to sell a block of its shares to a third party or in a broad-based offering, which offer the Company could accept or reject or make a counterproposal, with Hill Path permitted to sell the shares on terms no less favorable than those offered by the Company.

On November 7, 2023, Sidley Austin, on behalf of Hill Path, sent a communication to the Special Committee reiterating Hill Path’s position that a share repurchase would benefit all shareholders and that Hill Path would not consider any changes to the governance arrangements in the Stockholders Agreement. The November 7 communication noted that the existing Stockholders Agreement already provides the Company with extensive protections, including a standstill, a voting agreement that effectively caps Hill Path’s voting power at 24.9%, transfer restrictions, an equal treatment covenant and an agreement to tender into a third-party tender offer recommended by the Board. The communication asked the Special Committee to recommend approval of the additional share repurchase authorization based on the benefits to the Company and all its stockholders.

On November 8, 2023, Mr. Hartnett received a call from Mr. Ross, during which Mr. Ross inquired about the status of the Special Committee deliberations. Mr. Ross reiterated Hill Path’s position on the proposed changes to the Stockholders Agreement.

On November 9, 2023, the Special Committee met to discuss Hill Path’s response to the governance changes it had proposed. Wachtell Lipton and Centerview were in attendance. After considering Hill Path’s response and considering advice from its advisors, the Special Committee agreed that its decision to first seek governance changes to the Stockholders Agreement before considering the additional share repurchases remained unchanged.

On November 12, 2023, the Board met for the purpose of allowing Mr. Ross the opportunity to ask questions and discuss his concerns regarding the Special Committee’s position with respect to additional share repurchases. Wachtell Lipton, Centerview and Sidley Austin were in attendance.

On November 16, 2023, the Special Committee met to consider the concerns raised by Hill Path during the November 12 meeting. Wachtell Lipton and Centerview were in attendance. After discussion, and in recognition of the fact that neither Hill Path’s nor the Special Committee’s position had changed, the Special Committee agreed to await further communications from Hill Path.

On November 19, 2023, the Board met to allow Mr. Ross the opportunity to again ask questions and raise concerns about the Special Committee’s position and rationale. Wachtell Lipton, Centerview and Sidley Austin were in attendance. Mr. Ross reiterated his position that the Company should proceed with additional share repurchases because the Company’s shares were materially undervalued, and therefore repurchases were the best use of the Company’s cash and would benefit all of the Company’s shareholders, and the governance concerns raised by Hill Path’s increased ownership percentage were already addressed by the protections previously negotiated and agreed upon in the existing Stockholders Agreement, but this time indicated that Hill Path would reconsider the Special Committee’s position.

On December 26, 2023, Sidley Austin, on behalf of Hill Path, sent a communication to the Special Committee, explaining Hill Path’s continued position that a share repurchase program would be in the best interest of the Company and all its shareholders, and that the Special Committee’s proposed governance changes to the Stockholders Agreement were not necessary for the Special Committee to approve a $500 million share repurchase authorization that would have the effect of increasing Hill Path’s common stock ownership percentage to approximately 50% (without taking into account Hill Path’s existing non-voting derivative positions) (the “New 50% Threshold”), at the conclusion of which Hill Path would be open to continuing discussions with the Special Committee as to whether certain of its proposed changes to the Stockholders Agreement were appropriate.

On January 4 and 11, 2024, the Special Committee met to discuss Hill Path’s most recent communication and consider next steps. Wachtell Lipton was in attendance for both of these meetings and Centerview was in attendance on January 11. After reviewing Hill Path’s recent communication and again discussing the governance concerns and risks posed to the Disinterested Stockholders by such an increase in Hill Path’s ownership percentage, the Special Committee agreed that its position remained unchanged and that a written response should be prepared to further explain its position to Hill Path.

On January 12, 2024, Wachtell Lipton, on behalf of the Special Committee, sent a communication to Hill Path that outlined the Special Committee’s concerns, which included, among other things, the risk that without additional protections in the Stockholders Agreement, Disinterested Stockholders might lose the ability to secure a control premium for their shares. The Special Committee’s communication also added context to Hill Path’s narrative of the Special Committee’s work since September 2023. The communication made clear that the Special Committee, along with its legal and financial advisors, remained ready to engage in further discussions with Hill Path to attempt to find a mutually agreeable path forward, but was not prepared to recommend that the Company undertake additional share repurchases that would increase Hill Path’s ownership percentage without negotiating protections for the Disinterested Stockholders.

On January 21, 2024, Sidley Austin, on behalf of Hill Path, sent a communication to the Special Committee that reiterated Hill Path’s disappointment with the pace at which the Special Committee was addressing the topic of additional share repurchases, but expressed a willingness to discuss the Special Committee’s requests that (i) any future take private of the Company by Hill Path would require approval of both a special committee of directors independent of Hill Path and its affiliates and a majority of the Company’s voting shares not owned or controlled by Hill Path (the “Proposed Take Private Approval”), and (ii) that any material related party transaction with Hill Path or its affiliates require approval of a special committee of directors independent of Hill Path and its affiliates (the “Proposed Related Party Transaction Approval”).

On January 23, 2024, the Special Committee met to discuss Hill Path’s most recent communication, consider Hill Path’s revised proposal and determine whether a single individual should be authorized to engage with Hill Path on its proposal. Wachtell Lipton and Centerview were in attendance. After discussion and consultation with its advisors, the Special Committee determined that Hill Path’s offer was constructive and that Mr. Hartnett should work with Wachtell Lipton to engage Hill Path in further negotiations.

On January 26, 2024, Mr. Hartnett met with Mr. Ross to discuss Hill Path’s latest proposal. Wachtell Lipton, Centerview and Sidley Austin were present. During the discussion, Mr. Ross reiterated Hill Path’s proposal for a share repurchase authorization in exchange for the Proposed Take Private Approval and the Proposed Related Party Transaction Approval. After further discussion, Mr. Hartnett said he would confer with the Special Committee.

On January 28 and February 1, 2024, the Special Committee met to discuss its response to Hill Path’s proposal. Wachtell Lipton and Centerview were in attendance. In its discussions, the Special Committee considered and ultimately agreed to three elements of a counterproposal that, if accepted in full, would position the Special Committee to recommend providing the full Board with the flexibility to implement additional share repurchases even above the New 50% Threshold (the “Proposed Share Repurchase Authorization”): (i) accept the Proposed Take Private Approval and the Proposed Related Party Transaction Approval; (ii) amend the Stockholders Agreement to require Hill Path to vote any shares in excess of 24.9% of the Company’s outstanding voting shares solely in accordance with the vote of the majority of the Company’s outstanding voting shares not owned or controlled by Hill Path and eliminate the option to vote such shares in accordance with the Board’s recommendation (the “Proposed Voting Restriction”); and (iii) require that, if at any time Hill Path’s beneficial ownership percentage were to exceed 50% (exclusive of derivate arrangements where either Hill Path or its affiliates do not have the right to vote or take possession of the underlying shares), then, upon the sale by Hill Path of 10% or more of the Company’s outstanding shares for a price in excess of the then-prevailing market price, Hill Path would be required to offer all Disinterested Stockholders the right to participate in such sale on a pro rata basis (the “Proposed Tagalong Right”). After further discussion and consultation with Wachtell Lipton and Centerview, the Special Committee authorized Wachtell Lipton to communicate the counterproposal to Hill Path.

On February 4, 2024, Wachtell Lipton, on behalf of the Special Committee, sent the Special Committee’s counterproposal to Sidley Austin. On the same day, Sidley Austin communicated that Hill Path would agree to the Proposed Voting Restriction, but would not agree to the Proposed Tagalong Right.

On February 5, 2024, the Special Committee met to discuss Hill Path’s response. Wachtell Lipton and Centerview were in attendance. The Special Committee and its advisors discussed the history of the negotiations. After discussing the terms of Hill Path’s counteroffer, Wachtell Lipton advised that, in the view of Wachtell Lipton, the Special Committee had given due consideration to the benefits and risks of the Proposed Share Repurchase Authorization, including the resulting governance concerns raised by Hill Path’s increased ownership percentage and the Board’s belief that the Company’s shares were significantly undervalued. Wachtell Lipton further explained that the Special Committee had undertaken robust negotiations with Hill Path to secure additional protections for the Disinterested Stockholders and that the Proposed Take Private Approval, Proposed Related Party Transaction Approval, and Proposed Voting Restriction (collectively, the “Proposed Amendments”) represented specific legal concessions from Hill Path that would better protect the Disinterested Stockholders relative to the status quo in light of the associated risks and benefits that the Special Committee had identified and the extensive negotiations undertaken with Hill Path. The Special Committee recognized that Hill Path did not accept the Proposed Tagalong Right, but determined that if the Company in the future decided to undertake further share repurchases that would increase Hill Path’s common stock ownership percentage above the New 49.9% Threshold, a special committee could then propose the Proposed Tagalong Right at that later date before proceeding if the Special Committee determined it to be advisable; in the meantime, the Proposed Share Repurchase Authorization will be structured so as to ensure that Hill Path’s ownership interest (excluding Hill Path’s existing non-voting derivative position) does not equal or exceed 50%. Centerview then advised that, in the view of Centerview, Hill Path’s counteroffer contained governance protections that were reasonable in light of all the facts and circumstances. A discussion also ensued as to the possible impact additional repurchases could have on the Company’s trading volume and liquidity as the size of the public float is reduced. After additional discussions of the Proposed Share Repurchase Authorization and the Proposed Amendments, the Special Committee (i) approved and declared advisable the Proposed Share Repurchase Authorization and the Proposed Amendments, (ii) determined that the Proposed Share Repurchase Authorization and the Proposed Amendments are fair to, and in the best interests of, the Company and the Disinterested Stockholders, (iii) directed that the Proposed Share Repurchase Authorization and the Proposed Amendments be submitted to the Company’s stockholders for approval by a majority of shares held by the Company’s stockholders other than Hill Path, (iv) recommended that the Board recommend that the Company’s Disinterested Stockholders approve the Proposed Share Repurchase Authorization and the Proposed Amendments, and (v) directed Wachtell Lipton to engage with Sidley Austin to draft the Proposed Amendments.

On February 8, 2024, Sidley Austin, on behalf of Hill Path, sent a communication to the Special Committee noting Hill Path’s view that the Proposed Amendments should not take effect unless and until Hill Path’s common stock ownership percentage increased above the New 50% Threshold. Wachtell Lipton, on behalf of the Special Committee, responded that the Proposed Amendments needed to take effect upon approval by the shareholders. Sidley responded that the whole stated rationale for the Proposed Amendments was that the Stockholders Agreement provided adequate protection up to the New 50% Threshold, but enhanced protections would be required if Hill Path were to cross the New 50% Threshold.

On February 16, 2024, Sidley Austin, on behalf of Hill Path, sent a draft of the Proposed Amendments to the Special Committee. The draft included, among other things, (i) a condition that the Proposed Amendments would not go into effect until Hill Path’s common stock ownership percentage (exclusive of derivative arrangements where either Hill Path or its affiliates do not have the right to vote or take possession of the underlying shares) increased above 47.5%, and (ii) reinstatement and fallaway mechanics of the Proposed Amendments, whereby the Proposed Amendments would cease to be in effect if Hill Path’s common stock ownership percentage (inclusive of Hill Path’s existing non-voting derivative positions) ever decreased below 47.5% and would become effective again if Hill Path’s common stock ownership percentage (inclusive of Hill Path’s existing non-voting derivative positions) increased above 47.5% thereafter.

Between February 17 and February 27, 2024, Wachtell Lipton, on behalf of the Special Committee, and Sidley Austin, on behalf of Hill Path, engaged in further negotiations and discussed the terms that Hill Path had included in its initial draft of the Proposed Amendments on February 16, 2024. In the course of these discussions, the parties agreed that (i) the New 50% Threshold would be adjusted to reference Hill Path’s common stock ownership percentage (exclusive of derivative arrangements where either Hill Path or its affiliates do not have the right to vote or take possession of the underlying shares) not equaling or exceeding 50%, (ii) the Proposed Amendments would cease to be in effect if Hill Path’s ownership percentages—both inclusive and exclusive of derivative arrangements—ever decreased below their respective percentages as of the date of the Amendment, and then would become effective again if either percentage ever again increased above its current one, and (iii) any future amendment to or waiver by the Company of the Amendment will require the Disinterested Stockholder Approval.

On February 28, 2024, the Special Committee met to review the finalized Amendment. Wachtell Lipton and Centerview were in attendance. Wachtell Lipton summarized the Amendment for the Special Committee. After additional discussion of the Proposed Share Repurchase Authorization and the Amendment, the Special Committee (i) approved and declared advisable the Amendment, (ii) determined that the Amendment is fair to, and in the best interests of, the Company and its stockholders, (iii) made the recommendation to the Board that it adopt the Amendment, and if the full Board determines appropriate, approve the Proposed Share Repurchase Authorization, subject to the subsequent approval by the Company’s stockholders entitled to vote on the matter at a special meeting by the Disinterested Stockholder Approval, and (iv) that, if the Board approves the Amendment and the Proposed Share Repurchase Authorization, both be submitted to the Company’s stockholders entitled to vote on the matter at a special meeting of such stockholders for approval of each proposal by the Disinterested Stockholder Approval.

On February 28, 2024, shortly after the Special Committee meeting, the Board met to discuss the Special Committee’s recommendation and consider the Share Repurchase Authorization and the Amendment. Members of Company management and Wachtell Lipton were in attendance. Members of Company management referred to materials prepared for the Board regarding potential uses of the Company’s cash. After discussion with the Board, members of Company management advised that the Proposed Share Repurchase Authorization would not materially impair the Company’s liquidity position, solvency or surplus and that the Proposed Share Repurchase Authorization was a comparatively valuable use of cash relative to other potential uses. Wachtell Lipton then summarized the terms of the Amendment for the Board. After additional discussion of the Proposed Share Repurchase Authorization and the Amendment, the Board (i) approved and declared advisable the Proposed Share Repurchase Authorization and the Amendment, (ii) determined that the Proposed Share

Repurchase Authorization and the Amendment are fair to, and in the best interests of, the Company and the Disinterested Stockholders, (iii) adopted and approved the Amendment and the Proposed Share Repurchase Authorization, subject to approval by the Company’s stockholders entitled to vote on the matter at a special meeting by the Disinterested Stockholder Approval, (iv) directed that the Proposed Share Repurchase Authorization and the Amendment be submitted to the Company’s stockholders for approval by the Disinterested Stockholder Approval, and (iv) recommended that the Company’s Disinterested Stockholders approve the Proposed Share Repurchase Authorization and the Amendment.

Reasons for the Proposals; Recommendation of the Board

The Board, based in part on the recommendation of the Special Committee (which was assisted by its legal and financial advisors), evaluated the Proposed Share Repurchase Authorization and the Amendment, and, on February 28, 2024, determined to approve, adopt and declare advisable the Proposed Share Repurchase Authorization and the Amendment and recommend that the Company’s Disinterested Stockholders approve and adopt the Proposals.

Reasons for Recommending the Share Repurchase Proposal: In the course of making its recommendation in support of the Share Repurchase Proposal, the Board, based in part on the work of the Special Committee, considered a range of factors, including those below (which are not necessarily in order of relative importance), each of which the Board believed supported its decision:

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the Board’s assessment of the Company’s business, assets, liquidity forecasts, current and projected financial performance and condition, earnings, potential opportunities for business combinations, uses of cash, capital allocation strategies, acquisitions, divestitures, strategic partnerships, and other financial and strategic alternatives that might be available to the Company now or in the future;

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the fact that the Board is not recommending implementation of a specific share repurchase transaction at this time, but instead recommending that the Board be given the flexibility to undertake share repurchases in the future up to the lesser of the $500 million or such less amount so as to ensure that Hill Path’s common stock ownership interest percentage does not equal or exceed 50% (excluding its non-voting derivative positions);

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the fact that additional share repurchases would provide stockholders with enhanced flexibility relative to a dividend or other form of distribution, allowing stockholders to choose whether to participate in the share repurchase or maintain a position in the Company’s stock, recognizing that the Company may determine in the future to approve dividends based on the then-applicable facts and circumstances;

•	the Board’s view that the Company’s common stock is undervalued, making a share repurchase an attractive opportunity to deploy capital and return cash to the Company’s stockholders;

•	the fact that additional share repurchases represent a tax-advantaged form of distribution of cash to the Company’s stockholders relative to a pro rata dividend or other capital allocation strategy;

•	the Board’s view that the size of the contemplated share repurchase was not likely to meaningfully impact the trading volume of, or liquidity with respect to, the Company’s common stock;

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the fact that the existing Stockholders Agreement, even without the proposed amendments, provides certain protections for the Disinterested Stockholders by limiting Hill Path’s ability to exercise control over the Company; and

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that the Special Committee was able to successfully negotiate the additional changes to the Stockholders Agreement reflected in the Amendment Proposal that would provide the Disinterested Stockholders with additional governance and economic protections as a condition to recommending the Share Repurchase Proposal to the Disinterested Stockholders.

In addition, the Board, based on the work of the Special Committee, also weighed the advantages and benefits against a variety of risks and other potentially negative factors (which are not necessarily in order of relative importance), including the following that would be applicable if the Board implements additional share repurchases:

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the fact that additional share repurchases will reduce the number of outstanding shares of Company common stock and the risk that the reduced “float” could negatively impact the trading volume of, and liquidity in, the Company’s common stock and could negatively impact the trading value of the Company’s common stock;

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the risk that using the Company’s cash to conduct additional share repurchases might divert Company resources away from other higher-return investment opportunities arising in the future or reduce the cash available to address unexpected circumstances that might arise in the future;

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the risk of Hill Path obtaining additional influence and control over the Company (through voting or otherwise) relative to the Disinterested Stockholders as a result of additional share repurchases undertaken following approval of the Share Repurchase Proposal that will have the effect of increasing Hill Path’s economic ownership percentage to or above 50%, when taking into account Hill Path’s existing non-voting derivative arrangements; and

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the Special Committee’s belief that an increase in Hill Path’s economic ownership percentage to or above 50% (when taking into account Hill Path’s existing non-voting derivative arrangements) could make it more difficult for the Disinterested Stockholders to ultimately realize a control premium alongside Hill Path in the event that Hill Path sold all or substantially all of its shares directly to third parties in a series of stock sales rather than a transaction that results in a sale of the entire Company in which all stockholders participate pro rata.

Reasons for Recommending the Amendment Proposal: In the course of making its recommendation in support of the Amendment Proposal, the Board, based in part on the work of the Special Committee, considered a range of factors, including those below (which are not necessarily in order of relative importance) relating to the Amendment Proposal, each of which the Board believed supported its decision:

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the course and history of the negotiations between the Special Committee and Hill Path and their respective advisors, as described under “—Background of the Proposals,” including the fact that the Amendment Proposal reflects certain additional protections secured for the Disinterested Stockholders in light of Hill Path’s increasing ownership percentage;

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the belief of the Board, based on the recommendation of the Special Committee, that the terms of the Amendment Proposal include the most favorable terms for the Company and the Disinterested Stockholders to which Hill Path is willing to agree at this time;

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the fact that the proposed $500 million share repurchase authorization is structured to ensure that Hill Path’s common stock ownership percentage (exclusive of derivative arrangements where either Hill Path or its affiliates do not have the right to vote or take possession of the underlying shares) would not increase to or beyond 50% in connection with the Share Repurchase Proposal;

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the advice of Centerview that the Amendment Proposal was reasonable, in light of all the facts and circumstances and the negotiating history of the Special Committee, to the Disinterested Stockholders;

•	the fact that, notwithstanding the Amendment Proposal, there is no guarantee that a share repurchase will ultimately be undertaken pursuant to the Proposed Share Repurchase Authorization;

•	the ways in which the Amendment Proposal addresses certain limitations of the existing Stockholders Agreement, including, but not limited to:

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the fact that any future transaction relating to a Proposed Take Private Approval would require the approval of a majority of the disinterested directors and a majority of the shares of common stock held by the Disinterested Stockholders, enhancing the ability of the Disinterested Stockholders to realize a control premium in the event that Hill Path in the future determines to seek to consummate a future transaction relating to a Take Private Approval;

the fact that with respect to most matters submitted to a vote of the Company’s stockholders, the Proposed Voting Restriction requires Hill Path to vote its shares in excess of 24.9% of the Company’s outstanding shares in proportion to the Disinterested Stockholders, instead of having a choice to vote either in proportion to the votes submitted by the Disinterested Stockholders or in accordance with the Board’s recommendation, limiting Hill Path’s ability to indirectly control the voting of its shares in excess of the 24.9% limit by leveraging Hill Path’s influence on the Board; and

•	the ways in which the existing Stockholders Agreement provides certain limitations on Hill Path, including, but not limited to:

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the fact that Hill Path is subject to a standstill provision that prohibits Hill Path from engaging in certain actions, including acquiring or offering, proposing or agreeing to acquire securities of the Company (or certain derivatives related thereto) that would result in Hill Path’s owning an amount in excess of 34.9% (or, if beneficial ownership of 39.9% of the Company’s outstanding shares by Hill Path would not reasonably be expected to result in a breach of or default under any then-existing contract or agreement governing the Company’s indebtedness for borrowed money, 39.9%) of the Company’s outstanding shares (Hill Path’s current ownership percentage exceeds 39.9% as a result of prior share repurchases by the Company, which precludes Hill Path from acquiring additional Company securities or certain derivatives related thereto without the Board’s consent);

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the fact that Hill Path may not transfer its shares of the Company’s common stock to a person that Hill Path knows beneficially owns more than 25% of the outstanding common stock, or would beneficially own 25% or more of the outstanding common stock as a result of the transfer, other than pursuant to certain permitted transfers (as defined in the Stockholders Agreement), which include (i) transfers to transferees who would enter into an agreement in substantially the same form as the Stockholders Agreement and (ii) transfers pursuant to Board approved acquisition transactions or tender or exchange offers;

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the fact that, in any “Acquisition Transaction” (as defined in the Stockholders Agreement), the price per share of the Company’s common stock received by Hill Path must be equal to the price per share of the Company’s common stock received by other stockholders in connection with such Acquisition Transaction (or, if the form of consideration per share of the Company’s common stock received by Hill Path in connection with such Acquisition Transaction is not identical to the form of consideration per share received by the other stockholders of the Company, any of Hill Path’s designees must recuse themselves from the consideration, evaluation and other processes of the Board in connection with such transaction); and

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the fact that, in the case of any Acquisition Transaction by a non-Hill Path party by means of a tender or exchange offer approved and recommended by the Board, Hill Path is required to tender into such offer all of its shares in excess of 24.9% of the Company’s outstanding shares either (i) in accordance with the recommendation of the Board or a duly authorized committee thereof, or (ii) in proportion to the Disinterested Stockholders.

In addition, the Board, based on the work of the Special Committee, also weighed the advantages and benefits against a variety of risks and other potentially negative factors (which are not necessarily in order of relative importance), including the fact that, while the Amendment Proposal provides the Disinterested Stockholders with enhanced governance and economic protections in the context of increasing Hill Path economic ownership, the Stockholders Agreement does not provide complete “tagalong” (or pro rata participation) protection to the Disinterested Stockholders.

Recommendation of the Board: After considering the foregoing factors, the Board, based in part on the work of the Special Committee, concluded that overall, the potentially beneficial factors relating to the Proposals, outweighed the risks and potentially negative factors associated with the Proposals.

The foregoing discussion of the information and factors considered by the Special Committee and the Board is not exhaustive, but is intended to reflect the material factors considered by the Special Committee and Board in their consideration of the Proposals. In view of the complexity and the large number of factors considered, neither the Special Committee nor the Board, individually and collectively, quantified or assigned any relative or specific weight to the various factors. Rather, the Special Committee and the Board based the recommendation on the totality of the information presented and considered. In addition, individual directors may have given different weights to different factors.

The foregoing discussion of the information and factors considered by the Special Committee and the Board is forward-looking in nature. This information should be read in light of the factors described under the caption “Cautionary Statement Concerning Forward-Looking Statements.”

THE BOARD RECOMMENDS A VOTE “FOR” THE SHARE REPURCHASE PROPOSAL AND “FOR” THE AMENDMENT PROPOSAL.

THE AMENDMENT TO THE STOCKHOLDERS AGREEMENT

The following is a summary of the material provisions of the existing Stockholders Agreement, a copy of which is attached as Annex A, and the proposed Amendment to the Stockholders Agreement, a copy of which is attached as Annex B to this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Stockholders Agreement and the Amendment that is important to you. We encourage you to read carefully the Stockholders Agreement and the Amendment in their entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Stockholders Agreement and the Amendment and not by this summary or any other information contained in this proxy statement.

Summary of Existing Hill Path Stockholders Agreement

In May 2019, Hill Path and certain of its affiliates purchased 13,214,000 shares of the Company’s common stock that had been pledged by a former significant stockholder and subsequently foreclosed on by such stockholder’s lenders (the “HP Purchase”). In connection with the HP Purchase, the Company entered into the Stockholders Agreement with Hill Path. Under the Stockholders Agreement, for so long as Hill Path owns at least 5% of the Company’s outstanding common stock, it has the right to designate a number of individuals as directors (the “Hill Path Designees”) in proportion to its share ownership, provided that the maximum number of Hill Path Designees may not exceed three. Scott Ross and James Chambers are each currently a Hill Path Designee.

The Stockholders Agreement generally requires Hill Path to vote all of its shares in excess of 24.9% of the total outstanding shares of the Company, in its sole discretion, either (i) affirmatively in favor of the Board’s recommendation (or, in the case of director elections, in favor of each person nominated by the Board or the Nominating and Corporate Governance Committee), or (ii) in the same proportion as the shares owned by other stockholders are voted.

The Stockholders Agreement also requires Hill Path to not transfer any shares of the Company unless it is a “Permitted Transfer” as defined in the Stockholders Agreement. In addition, Hill Path may effect any other transfer provided that other than in an underwritten public offering or underwritten or registered block trade, or a Permitted Transfer, Hill Path is not permitted to transfer shares of the Company to certain restricted entities or, to the knowledge of Hill Path or its broker, a person or group who is a 25% stockholder or who would thereby become a 25% stockholder.

The Stockholders Agreement also includes a customary standstill provision, of which certain limitations expired 15 days prior to the expiration of the advance notice deadline for the Company’s 2020 Annual Meeting. Other standstill limitations, which impose limitations on Hill Path for so long as the Stockholders Agreement is in effect, include prohibiting Hill Path and its affiliates from, among other things, acquiring or proposing to acquire securities of the Company (or derivatives thereto) if, after giving effect to such acquisition, Hill Path and its affiliates would own an amount in excess of 34.9% of the Company’s outstanding shares of common stock (or 39.9% if permitted under the Company’s indebtedness). (Hill Path’s current ownership percentage exceeds 39.9% as a result of prior share repurchases by the Company, which precludes Hill Path from acquiring additional Company securities or certain derivatives related thereto without the Board’s consent).

In connection with any acquisition transaction involving more than 50% of the Company’s equity securities, assets, revenues or net income, Hill Path has agreed that the price per share received by Hill Path in connection with the acquisition transaction shall be identical to the price per share received by other stockholders. If the form of consideration per share received by Hill Path is not identical to the form of consideration per share received by other stockholders, the Hill Path Designees shall recuse themselves from the consideration, evaluation and other processes of the Board or any duly authorized committee thereof with respect to the acquisition transaction.

The Stockholders Agreement terminates when Hill Path and its affiliates, in the aggregate, hold less than 5% of the Company’s common stock.

Summary of the Amendment

In connection with the Share Repurchase Proposal, the Board has directed that the Amendment to the Stockholders Agreement be submitted to the Company’s stockholders for the Disinterested Stockholder Approval. The material terms of the Amendment are set forth below.

Amendment Waiver Approval: The Amendment provides that any waiver by the Company from or amendment to the Amendment will require approval of a majority of the directors that are independent of Hill Path and its affiliates.

Take Private Approval: The Amendment provides that any take private transaction, sale or merger of the Company proposed by Hill Path or directors affiliated with Hill Path will require approval of both (i) a special committee of directors independent of Hill Path and its affiliates, and (ii) the Disinterested Stockholder Approval.

Related Party Transaction Approval: The Amendment provides that any material related party transaction with Hill Path or its affiliates will require approval of a special committee of directors independent of Hill Path and its affiliates.

Voting Restriction: The Amendment provides that, for most matters put to a stockholder vote (including director elections, acquisition transactions and other routine matters), Hill Path may only vote its shares in excess of 24.9% solely in the same proportion as the votes of the Company’s outstanding voting shares not owned or controlled by Hill Path. This amends the existing Stockholders Agreement that provides that Hill Path may vote its shares in excess of 24.9% either (i) affirmatively in favor of the Board’s recommendation (or, in the case of director elections, in favor of each person nominated by the Board or the Nominating and Corporate Governance Committee) or (ii) in the same proportion as the shares not owned or controlled by Hill Path.

Reinstatement and Fallaway Provisions: The Amendment provides that its terms will cease to have effect at any time if both the aggregate beneficial ownership and the aggregate economic ownership of Hill Path and its affiliates fall below their current levels. The Amendment will again become effective at any time thereafter if either the aggregate beneficial ownership or the aggregate economic ownership of Hill Path and its affiliates again equals or exceeds their current levels.

Termination upon Disapproval of the Share Repurchase Proposal: The Amendment provides that its terms will be contingent on the approval of the Share Repurchase Proposal. If the Share Repurchase Proposal is not approved by the Company’s stockholders, the Amendment will automatically terminate and have no effect on the Stockholders Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth information regarding the beneficial ownership of our common stock as of March 15, 2024 by: (1) each person known to us to beneficially own more than 5% of our common stock, (2) each of the named executive officers, (3) each of our directors and (4) all of our directors and executive officers as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

As of March 15, 2024, there were [    ] shares of our common stock outstanding. Also, as of such date, there were [     ] shares of common stock outstanding that are held by Disinterested Stockholders. Therefore, for the Proposals to be approved, at least [     ] shares of common stock not held by Hill Path or its affiliates must be voted in favor of the Proposals.

Name of beneficial owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding
Beneficial Owners of More than 5%
Hill Path Capital LP(1)	[	]	[	]
Nomura Securities Co. Ltd.(2)	[	]	[	]
The Vanguard Group(3)	[	]	[	]
Directors and Named Executive Officers:
Marc G. Swanson(4)(5)(6)(8)	[	]	[	]
James (Jim) W. Forrester Jr.(4)(5)(6)(8)	[	]	[	]
James (Jim) Hughes(6)	[	]	[	]
Kyle R. Miller(4)(6)	[	]	[	]
Byron Surrett(4)(5)(6)	[	]	[	]
Ronald Bension(7)	[	]	[	]
James Chambers(7)	[	]	[	]
William Gray(7)	[	]	[	]
Timothy Hartnett(7)	[	]	[	]
Nathaniel Lipman(7)	[	]
Yoshikazu Maruyama(7)	[	]	[	]
Thomas Moloney(7)(9)	[	]	[	]
Neha Jogani Narang(7)	[	]	[	]
Scott Ross(7)	[	]	[	]
Kimberly Schaefer(7)	[	]	[	]
All current directors and executive officers as a group (19 persons)(4)(5)(6)(7)(8)(9)(10)	[	]	[	]

*	Less than 1%.

(1)

Information regarding Hill Path Capital LP (“Hill Path”) is based solely on a Schedule 13D filed by Hill Path with the SEC on November 14, 2022. Hill Path owns [27,205,306] shares of our common stock and certain affiliated entities as follows: [5,885,065] shares of our common stock held by Hill Path Capital Partners LP (“Hill Path Capital”); [176,201] shares of our common stock held by Hill Path Capital Co-Investment Partners LP (“Hill Path Co-Investment”); [1,334,162] shares of our common stock held by Hill Path Capital Partners-H LP (“Hill Path H”); [6,109,961] shares of our common stock held by Hill Path Capital Partners Co-Investment E LP (“Hill Path E”); [402,017] shares of our common stock held by Hill Path Capital Partners Co-Investment E2 LP (“Hill Path E2”); [83,900] shares of our common stock held by Hill Path Capital Partners Co-Investment S LP (“Hill Path S”); [10,518,006] shares of our common stock held by HEP Fund LP (“HEP Fund”); and [2,695,994] shares of our common stock held by HM Fund LP (“HM Fund”). Hill Path Capital Partners GP LLC (“Hill Path GP”) is the general partner of each of Hill Path Capital, Hill Path Co-Investment and Hill Path H. Hill Path Capital Partners E GP LLC (“Hill Path E GP”) is the general partner of each of Hill Path E and Hill Path E2. Hill Path Capital Partners S GP LLC (“Hill Path S GP”) is the general partner of Hill Path S. HE GP LLC (“HE GP”) is the general partner of HEP Fund. HM GP LLC (“HM GP”) is the general partner of HM Fund. Hill Path Investment Holdings LLC (“Hill Path Investment Holdings”) is the managing member of each of Hill Path GP, Hill Path E GP, Hill Path S GP, HE GP and HM GP. Hill Path is the investment manager of each of Hill Path Capital, Hill Path Co-Investment, Hill Path H, Hill Path E, Hill Path E2, Hill Path S, HEP Fund and HM Fund. Hill Path Holdings LLC (“Hill Path Holdings”) is the general partner of Hill Path. Scott Ross is the managing partner of each of Hill Path Investment Holdings, Hill Path and Hill Path Holdings. Amount reported in the table above excludes [42,585] shares of our common stock and [24,297] DSUs held directly by Mr. Ross. Mr. Ross disclaims beneficial ownership of the shares beneficially owned by the Hill Path entities except to the extent of his pecuniary interest therein.

The address of the Hill Path entities and Mr. Ross is 150 East 58th Street, 32nd Floor, New York, New York 10155.

(2)

Information regarding [Nomura Securities Co. Ltd. (“Nomura”) is based solely on [a Schedule 13G filed by Nomura with the SEC on      . Nomura reported sole voting power with respect to      shares, shared voting power with respect to      shares and sole dispositive power with respect to      shares. The address of Nomura is      ].

(3)

Information regarding The Vanguard Group (“Vanguard Group”) is based solely on a Schedule 13G/A filed by Vanguard Group with the SEC on February 13, 2024. Vanguard Group reported shared voting power with respect to [71,271] shares, sole dispositive power with respect to [3,723,531] shares and shared dispositive power with respect to [110,529] shares. The address of Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)

Does not include performance vesting restricted stock units held by officers and received as part of their equity compensation as follows: Mr. Swanson, [   ] PSUs; Mr. Forrester, [   ] PSUs; Mr. Hughes , [   ] PSUs; Mr. Miller, [   ] PSUs; Mr. Surrett, [   ] PSUs; and other officers, [   ] PSUs.

(5)

Does not include time vesting restricted stock units held by officers and received as part of their equity compensation as follows: [Mr. Swanson,   RSUs]; Mr. Forrester, [  ] RSUs; Mr. Hughes, [  ] RSUs; Mr. Miller, [  ] RSUs; Mr. Surrett, [  ] RSUs; and other officers, [  ] RSUs.

(6)

Includes shares of the Company’s common stock issuable upon the exercise of options exercisable on or within 60 days after March 15, 2024, as follows: Mr. Swanson, [  ] shares; Mr. Forrester [  ] shares; Mr. Hughes, [  ] shares; Mr. Miller , [  ] shares; Mr. Surrett, [  ] shares; and other officers, [  ] shares.

(7)

Does not include DSUs granted to directors for the equity portion of their annual or quarterly compensation as follows: Mr. Bension, [35,656] DSUs; Mr. Chambers, [20,527] DSUs; Mr. Gray, [16,261] DSUs; Mr. Hartnett, [33,223] DSUs; Mr. Lipman, [1,687] DSUs; Mr. Maruyama, [36,397] DSUs; Mr. Moloney, 35,898 DSUs; Ms. Narang, [26,865] DSUs; Mr. Ross [24,297] DSUs; and Ms. Schaefer, [21,961] DSUs.

(8)

Includes RSUs granted to officers which will convert to stock on or within 60 days after March 15 ,2024, as follows: Mr. Swanson, [  ] shares; Mr. Forrester, [  ] shares; Mr. Hughes , [  ] shares; Mr. Miller, [  ] shares, Mr. Surrett [  ] shares; and other officers, [  ] shares.

(9)	Consists of (i) [6,000] shares of common stock held jointly by Mr. Moloney and his spouse and (ii) [28,753] shares of common stock held individually by Mr. Moloney.
(10)	Represents ownership by all current directors and executive officers.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting G. Anthony (Tony) Taylor, 6240 Sea Harbor Drive, Orlando, Florida 32821, (407) 226-5011.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the reporting requirements of the Exchange Act. Accordingly, the Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s SEC filings are available to the public at the Internet website maintained by the SEC at www.sec.gov. The Company also makes available free of charge through its website its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished under Section 13(a) or 15(d) of the Exchange Act, its definitive proxy statements and Section 16 reports on Forms 3, 4 and 5, as soon as reasonably practicable after it electronically files such reports or amendments with, or furnishes them to, the SEC. The Company’s Internet website address is www.unitedparks.com. The information located on, or hyperlinked or otherwise connected to, the Company’s website is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings that we make with the SEC.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2024 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary, United Parks & Resorts Inc., 6240 Sea Harbor Drive, Orlando, FL 32821. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2024 Annual Meeting Proxy Statement and form of proxy, a proposal must have been received by our Corporate Secretary on or before December 29, 2023. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our bylaws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2024, you must submit a timely notice in accordance with the procedures described in our bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2024, such a proposal must be received on or after February 14, 2024, but not later than March 15, 2024. In the event that the date of the Annual Meeting of Stockholders to be held in 2024 is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the 2023 Annual Meeting of Stockholders, such notice by the stockholder must be so received no earlier than 120 days prior to the Annual Meeting of Stockholders to be held in 2024 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2024 or 10 calendar days following the day on which public announcement of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our bylaws. The proxy solicited by the Board for the 2024 Annual Meeting of Stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 14, 2024.

OTHER BUSINESS

No other matters will be brought before the Special Meeting.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.unitedparks.com) and click on “SEC Filings” under the “Investor Relations” heading.

Copies of our Annual Report on Form 10-K for the year ended December 31, 2023, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Corporate Secretary

United Parks & Resorts, Inc.

6240 Sea Harbor Drive

Orlando, Florida 32821

Annex A

SEAWORLD ENTERTAINMENT, INC.

STOCKHOLDERS AGREEMENT

Dated as of May 27, 2019

STOCKHOLDERS AGREEMENT

This Stockholders Agreement (this “ Agreement ”), dated as of May 27, 2019, is by and between Hill Path Capital LP, a Delaware limited partnership (“ Hill Path ”), and SeaWorld Entertainment, Inc., a Delaware corporation (the “ Company ”). Capitalized terms used herein shall have the meanings set forth in Section 23(a) below.

BACKGROUND:

WHEREAS, Hill Path, certain of its affiliates, the Company and Lord Central Opportunity V Limited, a company incorporated under the laws of the British Virgin Islands (“ Seller ”), as of the date hereof, have entered into a Stock Purchase Agreement, pursuant to which, among other things, Hill Path has agreed to purchase from Seller, and Seller has agreed to sell to Hill Path, shares of Common Stock, subject to the terms and conditions set forth therein (the “ Stock Purchase Agreement ”);

WHEREAS, the Company is entering into this Agreement as a condition to Hill Path’s willingness to enter into the Stock Purchase Agreement;

WHEREAS, concurrently with the execution of this Agreement, the Company and Hill Path are entering into a Registration Rights Agreement, dated as of the date hereof (the “ Registration Rights Agreement ”), providing for certain registration rights which the Company is granting to Hill Path;

WHEREAS, in connection with the transactions contemplated by the Stock Purchase Agreement, the Company and Hill Path wish to set forth certain understandings between such parties, including with respect to certain governance matters; and

WHEREAS, the Company and Hill Path wish the rights and obligations set forth herein to become automatically effective simultaneously with the Closing.

NOW, THEREFORE, in consideration of and reliance upon the mutual, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

APPOINTMENT AND NOMINATION.

(a) The Company agrees that, in accordance with the Company’s Amended and Restated Certificate of Incorporation (as amended from time to time, the “ Certificate of Incorporation ”) and Third Amended and Restated Bylaws (as amended from time to time, the “ Bylaws ”) and Delaware Law, and effective immediately following the later of the Closing and the Company’s 2019 annual meeting of stockholders, the Board shall (i) if there are not sufficient vacant seats on the Board at such time to be filled by the Hill Path Designees pursuant to Section 1(b) , expand the size of the Board to create the number of vacancies to be filled by the Hill Path Designees pursuant to Section 1(b) and (ii) subject to Sections 1(d) and 1(e) , appoint James P. Chambers (or his replacement as chosen in accordance with Section 1(f) ) to fill a vacancy on the Board.

(b) From and after the later of the Closing and the Company’s 2019 annual meeting of stockholders, subject to the terms and conditions of this Section 1 , Hi ll Path shall have the right (but not the obligation) to designate a number of individuals as Directors (each, a “ Hill Path Designee ”) equal to (i) the quotient obtained by dividing (A) the Total Share Ownership of the Hill Path Affiliates divided by (B) t he total number of shares of Common Stock then outstanding multiplied by (ii) the then-current number of authorized directorships on the Board (rounded up or down, as applicable, to the nearest whole number); provided , that the number of Hill Path Designee s shall not exceed three (3). It is understood and agreed that Mr. Scott I. Ross is a Hill Path Designee.

The Company will recommend, support and solicit proxies for the election of the Hill Path Designees in the same manner as it recommends, supports and solicits proxies for the election of the Company’s other Director nominees.

(c) The Company agrees that at all times at least one (1) Hill Path Designee shall be appointed to each committee of the Board (as determined by Hill Path and approved by the Nominating and Corporate Governance Committee of the Board (“ NCGC ”), such approval not to be unreasonably withheld); provided , that with respect to any such committee appointment, each Hill Path Designee is and continues to remain eligible to serve as a member of such committee pursuant to applicable Law and the listing standards of the Exchange, if any, that are applicable to the composition of such a committee. The Board shall take all actions necessary to ensure that the Hill Path Designees have proportional representation (but no less than one Hill Path Designee) on any executive committee of the Board formed on or after the date of this Agreement; provided , that with respect to such committee appointment, each Hill Path Designee is and continues to remain eligible to serve as a member of such committee pursuant to applicable Law and the applicable listing standards of the Exchange. Each Hill Path Designee may attend any meeting of any committee on a non-voting basis, if such attendance would not present an actual or potential conflict of interest for such Hill Path Designee in the good faith opinion of the applicable committee.

(d) Each Hill Path Designee shall, at the time of his or her nomination or appointment as a Director and at all times thereafter until such individual ceases to serve as a Director: (i) not be involved in any of the events enumerated in Item 2(d) or Item 2(e) of Schedule 13D under the Exchange Act; and (ii) not be an employee, officer, or director of, or consultant to, or be receiving any compensation or benefits from, any Person described in clause (a) of the definition of Restricted Entity (unless otherwise agreed to by the NCGC). Each Hill Path Designee (other than Scott Ross) shall be interviewed by the NCGC on the same basis as any other new candidate for appointment or election to the Board and approved by the NCGC, such approval not to be unreasonably withheld. Not more than two (2) Hill Path Designees may be a Hill Path Affiliated Director, and any other Hill Path Designee that is not a Hill Path Affiliated Director shall qualify as independent under applicable Exchange rules. Each new Hill Path Designee shall provide to the Company a completed D&O Questionnaire in the form then-used by the Company and shall consent to customary background checks and credit reviews by the Company. Each new Hill Path Designee shall receive the Company’s customary new Director orientation and shall be required to enter into the Company’s form of Director Confidentiality Agreement.

(e) Hill Path acknowledges that, at the time of his or her appointment as a Director and at all times while any Hill Path Affiliated Director serves as a member of the Board, each such Hill Path Affiliated Director shall, and Hill Path shall cause each such Hill Path Affiliated Direc tor to, comply with all current and future policies, procedures, processes, codes, rules, standards and guidelines applicable to all Board members (or any applicable subset thereof) (the “ Company Policies ”) (and any future policies to be so provided prompt ly following adoption thereof), including, without limitation, the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics and all trading and confidentiality obligations and guidelines (including the obligation to preserve the confi dentiality of all information, whether written or oral, received in one’s capacity as a Director), subject to the following:

(i) notwithstanding anything to the contrary contained therein and except to the extent the Board reasonably determines is required by applicable Law, no Company Policy (whether currently in effect or adopted after the date hereof and including the Company’s Securities Trading Policy) shall apply to a Hill Path Designee from after the time such Hill Path Designee ceases to be a member of the Board, but, for the avoidance of doubt, Hill Path acknowledges and agrees that (A) it is aware, and will advise each of the Hill Path Affiliates and other representatives who are informed as to the matters that are the subject of this Agreement, that the United States securities laws may prohibit any Person who directly or indirectly has received from an issuer material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities and (B) certain of Hill Path’s and the Hill Path Affiliated Director’s obligations set forth in the Undertaking Agreement, or in the Director Confidentiality Agreement referred to in the Undertaking Agreement shall continue after the time a Hill Path Affiliated Director ceases to be a member of the Board;

(ii) subject to and in accordance with the terms of the Undertaking Agreement, the Hill Path Affiliated Directors are permitted to and may provide information to the Hill Path Associates (as defined therein);

(iii) the General Counsel will consider any requests for pre-clearance under the Company’s Securities Trading Policy or any similar policy in good faith; and

(iv) all future Company Policies, including any amendment or supplement to any existing Company Policies, shall (A) be adopted in good faith and (B) not be inconsistent in any material respect with Hill Path’s rights under this Agreement, the Undertaking Agreement or any other agreement to which the Company and Hill Path are party (except to the extent required by applicable law).

(f) If, prior to the termination of this Agreement, (i) a Hill Path Designee resigns (including by reason of a change in principal business occupation or position or service on additional boards), is removed or refuses to serve, or if a Hill Path Designee is unable to serve due to death or disability, in each case provided that such Hill Path Designee is otherwise then entitled to be appointed, to be nominated or to serve, as applicable, as a Director of the Company pursuant to this Agreement, then Hill Path may, in its sole discretion, select a replacement Director to serve as a Hill Path Designee who is (A) reasonably acceptable to the NCGC (such acceptance not to be unreasonably withheld, conditioned or delayed) and who shall (B) be permitted to serve as a Director pursuant to this Section 1 , and thereafter such individual shall be promptly appointed to the Board to fill the remaining term of such Hill Path Designee and shall be considered to be a “Hill Path Designee” under this Agreement.

(g) Notwithstanding anything to the contrary in this Agreement, the Company’s obligations under this Section 1 shall terminate immediately if either (i) Hill Path ceases to satisfy the Minimum Condition, (ii) the consummation of a Transfer to a Hill Path Stake Permitted Transferee in accordance with Section 4(b)(i) or (iii) any Hill Path Affiliate is determined by a court of competent jurisdiction to have breached any of the terms of this Agreement or the Undertaking Agreement, in each case, in any material respect (the “ Material Terms ”), and such breach is not cured within thirty (30) days after receipt by Hill Path of written notice from the Company specifying such breach. In furtherance of this Section 1(g) , each Hill Path Designee will, prior to and as a condition to such Hill Path Designee’s appointment to the Board, execute an irrevocable resignation letter in the form of Exhibit B (the “ Irrevocable Resignation Letter ”) and deliver it to the Company. Notwithstanding the foregoing, in the case of the Company’s obligations under this Section 1 terminating or a decrease in the number of Hill Path Designees that Hill Path is entitled to nominate in accordance with Section 1(b) (including as a result of a termination of this Agreement in accordance with its terms), the Irrevocable Resignation Letter shall become effective only after the NCGC has concluded that the applicable Hill Path Designee(s) should resign. As used herein, “ Minimum Condition ” means the Total Share Ownership of Hill Path (together with its Affiliates or “Associates” (as such term is defined in Rule 12b-2 under the Exchange Act; provided , that the term “associates” in such definition shall be deemed to be preceded by the word “controlled”, as such term is defined in Rule 12-b-2 under the Exchange Act) (collectively with Hill Path, the “ Hill Path Affiliates ”)) is at least 5.0% of the total number of shares of Common Stock then outstanding. Hill Path shall notify the Company promptly in the event (and in no less than three (3) Business Days after) the Hill Path Affiliates cease to satisfy the Minimum Condition. For purposes of calculating the Minimum Condition, the total number of shares of Common Stock then outstanding at any time (x) shall be based on the number of shares of Common Stock outstanding as most recently disclosed by the Company on the cover of a publicly filed Form 10-K or Form 10-Q, or (y) shall be otherwise communicated in writing by the Company to Hill Path, either in response to a request from Hill Path or as separately initiated by the Company.

(h) The Company shall at all times provide (i) each Hill Path Designee (in his or her capacity as a member of the Board) with the same rights to indemnification, advancement or reimbursement of expenses and exculpation that it provides to other Directors, and (ii) any reimbursement of travel and travel-related expenses incurred by any employee of Hill Path or any entity that manages an investment fund of a Hill Path Affiliate, in each case, that are submitted in a timely manner in connection with activities related directly for or on behalf of the Company and consistent with the expense reimbursement policy of the Company; provided, that the Board may review such expenses in this subclause (ii) to determine reasonableness.

(i) Hill Path acknowledges and shall cause the Hill Path Designees to acknowledge in writing that the Hill Path Designees shall have all of the rights and obligations, including fiduciary duties to the Company and its stockholders, of a Director under applicable Law and the Company’s organizational documents while the Hill Path Designee is serving on the Board.

(j) Without the prior approval of Hill Path, the Board shall not increase in size to more than nine (9) Directors; provided , that the size of the Board shall be not more than ten (10) Directors until the Company’s 2019 annual meeting of the Company’s stockholders.

STANDSTILL.

(a) During the period commencing on the date hereof and ending on the earliest of:

1. the date that is fifteen (15) days prior to the expiration of the Company’s advance notice period for the nomination of Directors at the 2020 annual meeting of the Company’s stockholders;

2. the termination of this Agreement in accordance with its terms;

3. the commencement of a tender offer that constitutes an Acquisition Transaction by a third Person (and not involving any breach by any Hill Path Affiliate of this Section 2 ), and the Board or a duly authorized committee of the Board (in each case, acting by a majority of disinterested Directors with respect to such transaction) recommends that the stockholders of the Company tender their shares in response to such offer or do not recommend against the tender offer or exchange offer within ten (10) Business Days after the commencement thereof or such longer period as shall then be permitted under U.S. federal securities Laws;

4. Company enters into material discussions in response to a proposal made by one or more Persons (other than any Hill Path Affiliate) for an Acquisition Transaction regarding such Acquisition Transaction or the Company makes a public announcement that it is seeking to sell itself and, in such event, such announcement is made with the approval of the Board or a duly authorized committee of the Board (in each case, acting by a majority of disinterested Directors with respect to such transaction);

5. the date on which the aggregate Beneficial Ownership of the Hill Path Affiliates is less than 17.5% of the total number of shares of Common Stock then outstanding; and

6. the date that the Company is determined by a court of competent jurisdiction to have breached any of the Material Terms, and such breach is not cured within thirty (30) days after receipt by the Company of written notice from Hill Path specifying such breach;

unless specifically requested in writing by the Company, acting through a resolution of a majority of the Board or a duly authorized committee of the Board (in each case, acting by a majority of disinterested Directors and not including the Hill Path Designees), Hill Path shall not, and shall cause each of the Hill Path Affiliates not to, in each case directly or indirectly, in any manner, acting alone or in concert with others:

(i) make, engage in, or in any way participate in or knowingly and expressly encourage any solicitation of “proxies” or consents or become a “participant” in a “solicitation” (as such terms are defined in

Regulation 14A under the Exchange Act, but without r egard to the exclusion set forth in Rule 14a1(l)(2)(iv) of the Exchange Act) of proxies or consents (including, without limitation, any solicitation of consents that seeks to call a special meeting of stockholders or seeks to pass an action by written cons ent), in each case, with respect to securities of the Company or any securities convertible or exchangeable into or exercisable for any such securities (collectively, “ securities of the Company ”);

(ii) form, join, encourage, influence, advise or in any way participate in any Group with respect to the securities of the Company (other than a Group that includes all or some of the Hill Path Affiliates, but does not include any other entities or Persons that are not Hill Path Affiliates as of the date hereof);

(iii) deposit, or otherwise in any manner agree, attempt, seek or propose to deposit, any shares of Common Stock in any voting trust or subject any shares of Common Stock to any arrangement or agreement with respect to the voting of any shares of Common Stock, other than any such voting trust, arrangement or agreement solely among Hill Path and the Hill Path Affiliates and otherwise in accordance with this Agreement;

(iv) seek or submit, or knowingly encourage any Person or entity to seek or submit, nomination(s) in furtherance of a contested “solicitation” (as such term is defined or used under the Exchange Act) for the appointment, election or removal of Directors with respect to the Company or seek, knowingly encourage or take any other action with respect to the appointment, election or removal of any Directors;

(v) (A) make or be the proponent of any stockholder proposal (pursuant to Rule 14a-8 under the Exchange Act or otherwise) for consideration by stockholders at any annual or special meeting of stockholders of the Company or through any referendum of stockholders, (B) call or seek to call a special meeting of stockholders (including, without limitation, any solicitation of consents that seeks to call a special meeting of stockholders or seek to pass an action by written consent), (C) make a request for any stockholder list or other Company books and records pursuant to Section 220 of the Delaware General Corporate Law or similar statutory requirement, or (D) present or seek to present at any annual meeting or any special meeting of the Company’s stockholders;

(vi) knowingly advise or encourage any Person or entity (other than any Hill Path Affiliate) with respect to the voting of any securities of the Company at the Company’s 2019 annual meeting of stockholders, except in accordance with the Board’s recommendation with respect to the matters presented for approval by the stockholders at such meeting;

(vii) other than discussions, negotiations, agreements or understandings with any Third Party with respect to the financing of an Extraordinary Transaction by such Third Party, (A) enter into any discussions, negotiations, agreements or understandings with any Third Party to take any action with respect to any of the foregoing, (B) advise, assist, knowingly encourage or seek to persuade any Third Party to take any action or make any statement with respect to any of the foregoing, or (C) otherwise take or cause any action or make any public statement inconsistent with respect to any of the foregoing; or

(viii) contest the validity of any of the foregoing.

(b) During the period commencing on the date hereof and ending on the earlier of (x) the date of termination of this Agreement in accordance with its terms, unless specifically requested in writing by the Company, acting through a resolution the Board or a duly authorized committee of the Board (in each case acting by a majority of disinterested Directors and not including the Hill Path Designees), and (y) the date that the Company is determined by a court of competent jurisdiction to have breached any of the Material Terms, and such breach is not cured within thirty (30) days after receipt by the Company of written notice from Hill Path specifying such breach, Hill Path shall not, and shall cause each of the Hill Path Affiliates not to, in each case directly or indirectly, in any manner, acting alone or in concert with others:

(i) make, engage in, or in any way participate in or knowingly and expressly encourage any solicitation of “proxies” or consents or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act, but without regard to the exclusion set forth in Rule 14a1(l)(2)(iv) of the Exchange Act) of proxies or consents (including, without limitation, any solicitation of consents that seeks to call a special meeting of stockholders or seeks to pass an action by written consent), in each case, regarding the nomination, appointment, removal or election of any Person that is or would be a Hill Path Affiliated Director (other than in accordance with Section 1 );

(ii) form, join, encourage, influence, advise or in any way participate in any Group regarding the nomination, appointment, removal or election of any Person that is or would be a Hill Path Affiliated Director (other than in accordance with Section 1 );

(iii) other than as permitted under Section 2(d) , acquire, offer or propose to acquire, or agree to acquire any securities of the Company (including any option, warrant, convertible security, stock appreciation right, or other similar right (including any call option or “swap” transaction with respect to any security (other than a broad based market basket or index)) that includes, relates to or derives any significant part of its value from the market price or value of the securities of the Company) if, after giving effect to such acquisition, Hill Path and the Hill Path Affiliates (together with any individual or entity that would be deemed to be part of a Group with Hill Path or any Hill Path Affiliate) would own, control or otherwise have any Beneficial Ownership interest in an amount in excess of the Maximum Ownership Percentage;

(iv) deposit, or otherwise in any manner agree, attempt, seek or propose to deposit, any shares of Common Stock in any voting trust or subject any shares of Common Stock to any arrangement or agreement regarding the nomination, appointment, removal or election of any Person that is or would be a Hill Path Affiliated Director, other than any such voting trust, arrangement or agreement solely among Hill Path and the Hill Path Affiliates and otherwise in accordance with this Agreement;

(v) advise, encourage, support or influence any Person or entity (other than any Hill Path Affiliate) with respect to the voting or disposition of any securities of the Company at any annual or special meeting of s tockholders, in each case, regarding the nomination, appointment, removal or election of any Person that is or would be a Hill Path Affiliated Director (other than in accordance with Section 1 );

(vi) make any request or submit any proposal to amend the terms of this Agreement other than through non-public communications with the Company that would not be reasonably expected to trigger public disclosure obligations for any party to this Agreement;

(vii) make any public disclosure, announcement or statement regarding any intent, purpose, plan or proposal with respect to the nomination, appointment, removal or election of any Person that is or would be a Hill Path Affiliated Director that is inconsistent with the provisions of this Agreement;

(viii) other than discussions, negotiations, agreements or understandings with any Third Party with respect to the financing of an Extraordinary Transaction by such Third Party, (A) enter into any discussions, negotiations, agreements or understandings with any Third Party to take any action with respect to any of the foregoing, (B) advise, assist, knowingly encourage or seek to persuade any Third Party to take any action or make any statement with respect to any of the foregoing, or (C) otherwise take or cause any action or make any public statement inconsistent with respect to any of the foregoing; or

(ix) contest the validity of any of the foregoing.

(c) Nothing in this Section 2 shall be deemed to limit the exercise in good faith by a Hill Path Designee of such Person’s fiduciary duties solely in such Person’s capacity as a Director of the Company.

(d) The provisions of this Section 2 shall not be deemed to prohibit Hill Path or its directors, officers, partners, employees, members or agents (acting in such capacity) (“ Representatives ”) from (i) privately requesting a waiver of any of the provisions of this Section 2 from the Board, so long as such requests are in accordance with the Undertaking Agreement and are not intended to, and would not reasonably be expected to, trigger public disclosure obligations for any party to this Agreement, (ii) making statements or engaging in discussions in its capacity as a stockholder of the Company, including statements made directly to other stockholders of the Company, the Company, or advisors of the Company or Hill Path Affiliates, so long as such statements do not violate the Undertaking Agreement or any Director Confidentiality Agreement and without limiting a Hill Path Designee’s obligations under Section 1 , or (iii) from making public or private proposals regarding an Extraordinary Transaction.

(e) For purposes of this Agreement, the “ Maximum Ownership Percentage ” shall mean 34.9%. Notwithstanding the foregoing, references to “34.9%” in this Section 2 and in Section 4(b) shall be replaced with “39.9%” if Beneficial Ownership of 39.9% of the shares of Common Stock outstanding would not reasonably be expected to result in a breach of or default under any then-existing contract or agreement governing the Company’s indebtedness for borrowed money. For purposes of this Section 2(e) , the total number of shares of Common Stock outstanding at any time (x) shall be based on the number of shares of Common Stock outstanding as most recently disclosed by the Company on the cover of a publicly filed Form 10-K or Form 10-Q, or (y) shall be otherwise communicated in writing by the Company to Hill Path, either in response to a request from Hill Path or as separately initiated by the Company .

VOTING AGREEMENT.

Voting in Elections.

At any meeting of stockholders of the Company involving the election of Directors (or if action is taken by written consent of stockholders of the Company in lieu of a meeting in respect of an election of Directors), the Hill Path Affiliates shall vote, or cause to be voted (including, if applicable, by written consent), all Voting Securities Beneficially Owned by the Hill Path Affiliates in excess of the Voting Percentage Limit, at their sole discretion, either (i) affirmatively in favor of the election of each Person nominated to serve as a Director by the Board or the NCGC or (ii) in the same proportion as the Voting Securities not Beneficially Owned by the Hill Path Affiliates are voted (including, if applicable, by written consent, or by voting by ballot or by submitting any alternative proxy card necessary to accomplish the proportionate voting contemplated by this subclause (ii)) affirmatively for or against, or to withhold authority with respect to, as applicable, the election of each Person nominated to serve as a Director (or, as applicable, the removal of any Director) (it being understood that the Hill Path Affiliates must elect to vote as contemplated by subclause (i) or (ii) of this Section 3(a) and cannot elect not to vote or to vote in any other manner). The Hill Path Affiliates shall be free to vote or cause to be voted (including by abstaining or, if applicable, taking action by written consent), in their sole discretion, all Voting Securities Beneficially Owned by the Hill Path Affiliates up to and including the Voting Percentage Limit affirmatively for or against, or to withhold authority with respect to, as applicable, the election of each Person nominated to serve as a Director (or, as applicable, the removal of any Director).

Voting with Respect to Acquisition Transactions.

At any meeting of stockholders of the Company at which an Acquisition Transaction is submitted to a vote of the stockholders of the Company (or if action is taken with respect to such matter(s) by written consent of stockholders of the Company in lieu of a meeting), the Hill Path Affiliates shall vote or cause to be voted (including by abstaining or, if applicable, taking action by written consent) all Voting Securities Beneficially Owned by the Hill Path Affiliates in excess of the Voting Percentage Limit, at their sole discretion, either

(i) affirmatively in favor of the recommendation of the Board or a duly authorized committee of the Board, in each case acting by a majority of disinterested Directors with respect to such Acquisition Transaction, or (ii) in the same proportion as the Voting Securities not Beneficially Owned by the Hill Path Affiliates are voted (including by written consent) for or against, or abstain with respect to, such Acquisition Transaction (and such related matter(s)) (it being understood that the Hill Path Affiliates must elect to vote as contemplated by subclause (i) or (ii) of this Section 3(b) and cannot elect not to vote or to vote in any other manner). For the avoidance of doubt, in calculating the voting requirements of the Hill Path Affiliates under this Section 3(b) , all broker non-votes and all Voting Securities that are not present or represented at the applicable stockholder meeting shall be considered as abstentions. The Hill Path Affiliates shall be free to vote or cause to be voted (including by abstaining or, if applicable, taking action by written consent), in their sole discretion, all Voting Securities Beneficially Owned by the Hill Path Affiliates up to and including the Voting Percentage Limit.

Voting on Routine Matters.

At any annual meeting of the Company’s stockholders, with respect to the annual stockholder vote regarding the selection of the Company’s auditor and the Company’s executive compensation (or if action is taken wi th respect to such matter(s) by written consent of stockholders of the Company in lieu of a meeting), the Hill Path Affiliates shall vote, or cause to be voted (including by abstaining or, if applicable, taking action by written consent), all Voting Securi ties Beneficially Owned by the Hill Path Affiliates in excess of the Voting Percentage Limit, at their sole discretion, either (i) affirmatively in favor of the Board’s recommendation with respect to such matters or (ii) in the same proportion as the Votin g Securities not Beneficially Owned by the Hill Path Affiliates are voted (including by written consent) for or against, or abstain with respect to, such matter (it being understood that the Hill Path Affiliates must elect to vote as contemplated by subcla use (i) or (ii) of this Section 3(c) and cannot elect not to vote or to vote in any other manner). The Hill Path Affiliates shall be free to vote or cau se to be voted (including by abstaining or, if applicable, taking action by written consent), in their sole discretion, all Voting Securities Beneficially Owned by the Hill Path Affiliates up to and including the Voting Percentage Limit for or against, or to abstain from voting on, each such matter.

Voting with Respect to Other Matters.

At any meeting of stockholders of the Company at which any matter, other than an Other Specified Matter or a matter that is subject to Section 3(a) , Section 3(b) or Section 3(c) , is submitted to a vote of the stockholders of the Company (or if action is taken with respect to such matter(s) by written consent of stockholders of the Company in lieu of a meeting), the Hill Path Affiliates shall vote, or cause to be voted (including by abstaining or, if applicable, taking action by written consent), all Voting Securities Beneficially Owned by the Hill Path Affiliates in excess of the Voting Percentage Limit, at their sole discretion, either (i) affirmatively in favor of the recommendation of the Board or a duly authorized committee of the Board, in each case acting by a majority of disinterested Directors with respect to such matters or (ii) in the same proportion as the Voting Securities not Beneficially Owned by the Hill Path Affiliates are voted (including by written consent) for or against, or abstain with respect to such matter (it being understood that the Hill Path Affiliates must elect to vote as contemplated by subclause (i) or (ii) of this Section 3(d) and cannot elect not to vote or to vote in any other manner). The Hill Path Affiliates shall be free to vote or cause to be voted (including by abstaining or, if applicable, taking action by written consent), in their sole discretion, all Voting Securities Beneficially Owned by the Hill Path Affiliates up to and including the Voting Percentage Limit for or against, or to abstain from voting on, each such matter.

Quorum.

At each meeting of stockholders, Hill Path shall cause all of the Voting Securities Beneficially Owned by the Hill Path Affiliates to be present in person or by proxy for quorum purposes.

TRANSFER RESTRICTIONS.

(a) No Hill Path Affiliate shall Transfer any shares of Common Stock, other than pursuant to a Permitted Transfer or in accordance with Section 4(c) .

(b) “Permitted Transfer” means:

(i) a Transfer of shares of Common Stock Beneficially Owned by the Hill Path Affiliates to any Person or Group (other than Restricted Entities) who, after giving effect to such Transfer would Beneficially Own more than 24.9% and less than or equal to 34.9% of the then-outstanding shares of Common Stock (a “ Hill Path Stake Perm itted Transferee ”); provided , that (A) as a condition of such Hill Path Stake Permitted Transferee’s ability to take ownership of any shares of Common Stock in connection with such Transfer, such Hill Path Stake Permitted Transferee must enter into a stock holders agreement with the Company in substantially the same form as this Agreement (the “ Transferee Stockholders Agreement ”) under which it receives the benefits of and agrees to comply with all of the restrictions under this Agreement; provided , further , that clause (1) of Section 2(a) of this Agreement shall be amended for purposes of the Transferee Stockholders Agreement to refer to the date that is the later of (x) fifteen (15) days prior to the expiration of the Company’s advance notice period for the nomination of Directors at the first annual meeting of the Company’s stockholders after the effective date of such Transferee Stockholders Agreement , and (y) three (3) months after the effective date of such Transferee Stockholders Agreement or, if a regularly scheduled quarterly meeting of the Board does not occur in such three (3) month period, then the day following the completion of the first regu larly scheduled quarterly meeting of the Board after such three (3) month period; and (B) such Hill Path Stake Permitted Transferee shall inure to the rights of Hill Path under the Registration Rights Agreement with respect to such shares of Common Stock;

(ii) a Transfer that has been approved in advance by a majority of the disinterested members of the Board or a duly-authorized committee thereof;

(iii) a Transfer to another Hill Path Affiliate if such Hill Path Affiliate shall have agreed in writing to be bound to the same extent as Hill Path by the obligations of this Agreement by executing a joinder agreement substantially in the form attached as Exhibit C to this Agreement;

(iv) a Transfer in connection with any Acquisition Transaction approved by the Board or a duly-authorized committee thereof (including if the Board or such committee (A) recommends that the Company’s stockholders tender in response to a tender or exchange offer that, if consummated, would constitute an Acquisition Transaction, or (B) does not recommend that the Company’s stockholders reject any such tender or exchange offer within the ten (10) Business Day period specified in Rule 14e-2(a) under the Exchange Act);

(v) a Transfer that constitutes a tender into a tender or exchange offer commenced by the Company or any of its Affiliates or pursuant to Section 10 ;

(vi) a Transfer in connection with any bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder; provided , that as a condition to such financial institution’s ability to take ownership of any shares of Common Stock in connection with enforcement under any such loan or debt transaction, such financial institution or its assignee (as applicable) shall agree to comply with the restrictions in this Section 4 with respect to such shares of Common Stock (it being acknowledged and agreed that such financial institution or its assignee shall inure to the rights of Hill Path under the Registration Rights Agreement with respect to such shares of Common Stock); or

(vii) a Transfer pursuant to Rule 144 under the Securities Act; provided , that such Transfer complies with the manner of sale requirements of Rule 144(f) .

(c) In addition to Permitted Transfers, each Hill Path Affiliate shall be free to Transfer any shares of Common Stock; provided , that (i) with respect to any Transfer, other than Permitted Transfer or an underwritten public offering or an underwritten or registered block trade, the Hill Path Affiliates shall not Transfer any shares of Common Stock to (A) any Restricted Entity or (B) any Person or Group known to such Hill Path Affiliate (or to the broker in an ordinary course brokerage transaction) to be a 25% Stockholder or that would become the Beneficial Owner of 25% or more of the total outstanding Comm on Stock as a result of the Transfer, except with the prior written consent of the Company, and (ii) with respect to any Transfer that is an underwritten public offering or an underwritten or registered block trade, such Hill Path Affiliate shall instruct the managing underwriter(s) or broker(s) not to Transfer any shares of Common Stock to any Person or Group that is a 25% Stockholder or that would become the Beneficial Owner of 25% or more of the total outstanding Common Stock as a result of the Transfer (unless, in each case, the identity of the Person purchasing the shares of Common Stock is not known to the managing underwriter(s) or broker(s)). At any point in time, Hill Path may deliver a notice to the Company setting forth information regarding a Pe rson reasonably necessary for the Company to determine if such person is Unsuitable, and requesting that the Company consent to a Transfer to such Person notwithstanding the restrictions set forth in Section 4(c)(i)(A). If the Company does not notify Hill Path within five (5) Business Days after delivery of such notice that the Person is Unsuitable and that it is not willing to consent to such Transfer, then, notwithstanding anything to the contrary set forth in this Agreement, the Company shall be deemed to have consented to such Transfer in accordance with Section 4(c)(i). If the applicable Transfer is not completed within ninety (90) days of the Company’s consent or deemed consent, then such consent or deemed consent under this paragraph shall be deemed to be rescinded. For purposes of this Section 4(c) , the total number of shares of Common Stock outstanding at any time (x) shall be based on the numbe r of shares of Common Stock outstanding as most recently disclosed by the Company on the cover of a publicly filed Form 10-K or Form 10-Q, or (y) shall be otherwise communicated in writing by the Company to Hill Path, either in response to a request from H ill Path or as separately initiated by the Company.

(d) Any Transfer or attempted Transfer of Equity Securities of the Company in violation of this Section 4 shall, to the fullest extent permitted by applicable Law, be null and void ab initio , and the Company shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the books of the Company.

(e) Following any Transfer by a Hill Path Affiliate contemplated by Section 4(b)(vi) , Hill Path shall (i) promptly notify the Company in writing upon receipt of any notice of acceleration or foreclosure from a financial institution under the applicable loan or debt transaction, and (ii) reimburse any reasonable costs and expenses incurred by the Company in connection with (x) the establishment of such mortgage, encumbrance or pledge or (y) any Transfer of shares of Common Stock to such financial institution in connection with such event of acceleration or foreclosure.

(f) The Company shall use reasonable efforts to have the shares of Common Stock purchased pursuant to the Stock Purchase Agreement registered directly on the books and records of the transfer agent in the name of the applicable Hill Path Affiliate and maintained in book entries directly on the books and records of the transfer agent in the name of the applicable Hill Path Affiliate. The certificates for such shares of Common Stock held by a Hill Path Affiliate as of the Closing Date shall bear a legend or legends (and appropriate comparable notations or other arrangements will be made with respect to shares maintained in the form of book entries) referencing restrictions on transfer of such shares under the Securities Act, which legend shall state in substance:

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THE EXCHANGE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATING TO SUCH SECURITIES UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS.

Notwithstanding the foregoing, upon the request of the applicable Hill Path Affiliate, (i) following receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend (or notation) may be lifted in connection with the Transfer of Common Stock, the Company shall promptly cause the legend (or notation) to be removed from any Common Stock to be Transferred in accordance with the terms of this Agreement, and (ii) to the extent the legend (or notation) would be removed pursuant to this paragraph in connection with any Transfer of Common Stock, the Company shall use reasonable efforts to cause such Common Stock to be registered in the name of The Depository Trust Company’s nominee.

RIGHT OF FIRST REFUSAL.

(a) If the Company, at any time or from time to time following the Closing, proposes to issue (a “ New Issuance ”) any New Securities, for cash in an offering that is not an underwritten public offering or an offering pursuant to Rule 144A (or a successor rule) under the Securities Act (any such offering, a “ Private Placement ”), the Company shall provide Hill Path with written notice (an “ Issuance Notice ”) of such New Issuance at least fifteen (15) days prior to the issuance of such New Securities. The Issuance Notice shall set forth the material terms and conditions of the New Issuance, including (i) the proposed number of New Securities if known or, if not known, an estimate thereof, (ii) a description of the New Securities and proposed manner of sale, (iii) the purchase price per New Security (or conversion price or premium in the event of an offering of convertible debt) (the “ Per Security Offering Price ”) if known or, if not known, an estimate thereof, and (iv) the proposed issuance date if known or, if not known, an estimate thereof. Hill Path shall be entitled to purchase (either directly or through any other Hill Path Affiliate), at the Per Security Offering Price and on the other terms and conditions specified in the Issuance Notice, up to the number of such New Securities that would result in the aggregate Total Share Ownership of the Hill Path Affiliates, as a percentage of the total number of outstanding shares of Common Stock immediately following such New Issuance being equal to the aggregate Total Share Ownership of the Hill Path Affiliates, as a percentage of the total number of outstanding shares of Common Stock immediately prior to such New Issuance; provided , that for this purpose such percentage shall not exceed the Maximum Ownership Percentage. Notwithstanding the foregoing, the number of New Securities that Hill Path (directly or through any other Hill Path Affiliate) shall be entitled to purchase pursuant to this Section 5 with respect to any New Issuance shall be limited to the maximum amount that may be issued by the Company to Hill Path (directly or through any other Hill Path Affiliate) without requiring approv al of such issuance by the stockholders of the Company under the rules of the Exchange, as determined in good faith by the Company (which such determination shall be binding on the parties).

(b) Hill Path may exercise its rights under this Section 5 by delivering written notice of its election to purchase (either directly or through any other Hill Path Affiliate) such New Securities to the Company within ten (10) days after receipt of the Issuance Notice, which notice shall specify the number of New Securities requested to be purchased by Hill Path. Delivery of such notice shall constitute a binding commitment of Hill Path to purchase (either directly or through any other Hill Path Affiliate) the amount of New Securities so specified at the Per Security Offering Price and on the terms and conditions specified in the Issuance Notice. If, at the termination of such ten (10) day period, Hill Path has not exercised its right to purchase any such New Securities, Hill Path shall be deemed to have waived its rights under this Section 5 with respect to, and only with respect to, the purchase of the New Securities specified in the applicable Issuance Notice.

(c) The closing of any sale of New Securities to Hill Path or any other Hill Path Affiliate pursuant to this Section 5 shall take place concurrently with the consummation of the sale of the New Securities on the terms set forth in the Issuance Notice to all other Persons purchasing such New Securities (the “ New Issuance Closing ”).

(d) If the Company issues, at the New Issuance Closing, less than all of the New Securities described in the Issuance Notice, then the number of New Securities that Hill Path (and any other Hill Path Affiliate) shall be entitled to purchase in connection with such New Issuance pursuant to this Section 5 shall be reduced proportionately and Hill Path’s notice delivered pursuant to this Section 5 shall be deemed amended to reflect such reduction. If the number of New Securities is reduced as contemplated by this Section 5 , the Company shall not issue or sell the remainder of the New Securities described in the Issuance Notice without again complying with the provisions of this Section 5 .

(e) If the New Issuance Closing (other than any over-allotment closing) does not occur within ninety (90) days after the date of the Issuance Notice, the Company shall not issue or sell the New Securities described in the Issuance Notice without again complying with the provisions of this Section 5 .

(f) Hill Path (or any other Hill Path Affiliate) shall, prior to the closing of any Private Placement in which any of them has elected to purchase New Securities pursuant to this Section 5 , execute and deliver all such documents and instruments as are customarily required in connection with such an offering or are reasonably requested by the Company, including, without limitation, customary investment representations and representations as to its status as the type of offeree to whom a private sale may be made pursuant to the Securities Act, and any failure to deliver or enter into any such documents and instruments at or prior to such closing shall constitute a waiver of the right of first refusal set forth in this Section 5 with respect to such New Issuance.

(g) Notwithstanding the foregoing provisions of this Section 5 , this Section 5 shall not apply and the Hill Path Affiliates shall ha ve no rights under this Section 5 if, at any time, any Hill Path Affiliate is determined by a court of competent jurisdiction to have breached any of the Material Term s, and such breach is not cured within thirty (30) days after receipt by Hill Path of written notice from the Company specifying such breach.

REPRESENTATIONS OF THE COMPANY.

The Company represents and warrants to Hill Path as follows: (a) the Company has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby; (b) this Agreement has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and is enforceable against the Company in accordance with its terms; (c) the execution, delivery and performance of this Agreement by the Company does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to the Company, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document or agreement to which the Company is a party or by which it is bound, except in the case of clause (c), for any such violation, conflict, breach, default or otherwise that would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the financial condition of the Company, taken as a whole.

REPRESENTATIONS OF HILL PATH.

Hill Path represents and warrants to the Company as follows: (a) Hill Path is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby; (b) this Agreement has been duly and validly authorized, executed and delivered by Hill Path, constitutes a valid and binding obligation and agreement of Hill Path and is enforceable against Hill Path in accordance with its terms; (c) each of Hill Path and the Hill Path Affiliates, Beneficially Owns, directly or indirectly, such number of shares of Common Stock as indicated on Exhibit A (which exhibit includes a complete and accurate specification of which Person is the Beneficial Owner and the form of ownership (including (i) shares that such Person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional, (ii) shares of which such Person has economic ownership pursuant to a cash settled call option or other derivative security, contract or instrument related to the price of shares of Common Stock, (iii) shares over which such Person controls or owns the voting power and (iv) the extent to which such Person has entered into a derivative or other agreement, arrangement or understanding that directly hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares), and such shares of Common Stock constitute all of the Common Stock Beneficially Owned by Hill Path and the Hill Path Affiliates or in which Hill Path or the Hill Path Affiliates have any interest or right to acquire or vote, whether through derivative securities, voting agreements or otherwise and (d) Hill Path has, and at all relevant times shall have, the requisite power and authority to cause each of the Hill Path Affiliates to comply with the terms hereof applicable to Hill Path Affiliates.

8. Equal Treatment . In connection with any Acquisition Transaction, the p rice per share of Common Stock received by the Hill Path Affiliates in connection with such Acquisition Transaction shall be identical to the price per share of Common Stock received by the other holders of Common Stock of the Company in connection with su ch Acquisition Transaction. If the form of consideration per share of Common Stock received by Hill Path Affiliates in connection with any Acquisition Transaction is not identical to the form of consideration per share of Common Stock received by the othe r holders of Common Stock of the Company, the Hill Path Designees shall recuse themselves from the consideration, evaluation and other processes of the Board or any duly authorized committee thereof with respect to such Acquisition Transaction.

9. Information and Access Rights . The books and records of the Company shall be available for inspection by Hill Path at the principal place of business of the Company. The Company shall, and shall cause its Subsidiaries to, (a) afford Hill Path and their respective agents access at all reasonable times to its officers, employees, auditors, legal counsel, properties, offices and other facilities and to all of its books and records, (b) afford Hill Path and their respective agents with the opportunity to consult with its officers from time to time as Hill Path may reasonably request regarding the affairs, finances and accounts of the Company and its Subsidiaries, (c) to the extent otherwise prepared by the Company, provide annual operating and capital expenditure budgets and periodic information packages relating to the operations and cash flows of the Company and its Subsidiaries and (d) subject to applicable Law, provide any additional information regarding the affairs, finances and accounts of the Company and its Subsidiaries that is reasonably requested by Hill Path from time to time (it being acknowledged that the Company may reasonably withhold information that constitutes a trade secret or other competitively sensitive intellectual property or is subject to attorney-client privilege). Notwithstanding any other provision of this Agreement to the contrary, as provided in Section 13 , Hill Path and the Hill Path Affiliates shall be provided confidential information in accordance with and subject to the terms of the Undertaking Agreement.

TENDER OF SHARES IN CERTAIN ACQUISITIONS.

If, at any time when (a) the Hill Path Affiliates Beneficially Own Voting Securities in excess of the Voting Percentage Limit, and (b) any Acquisition Transaction by a Person other than a Hill Path Affiliate is to be effected by means of a tender or exchange offer that has been approved and recommended (and such recommendation has not been withdrawn) by the Board, the Hill Path Affiliates shall tender into such offer, prior to any expiration thereof (as such offer may be extended from time to time), all the shares of Common Stock Beneficially Owned by the Hill Path Affiliates in excess of the Voting Percentage Limit either (i) in accordance with the recommendation of the Board or a duly authorized committee of the Board, in each case, acting by a majority of disinterested Directors with respect to such offer or (ii) in the same proportion as the shares of Common Stock not Beneficially Owned by the Hill Path Affiliates are so tendered. The Hill Path Affiliates shall be free, in their sole discretion, to tender or not tender into such offer, any and all shares of Common Stock Beneficially Owned by the Hill Path Affiliates up to and including the Voting Percentage Limit.

11. Waiver of Restrictions on Business Combinations . On or before the Closing, the Company and the Board (or a duly authorized committee thereof) shall, in compliance with applicable Law, take all actions necessary to duly adopt resolutions approving this Agreement and the waiver of the restrictions under

Section 203 of the General Corporation Law of the State of Delaware applicable to a business combination with an interested stockholder, or any similar provision under the Company’s organizational document, up to the Maximum Ownership Percentage for Hill Path Affiliates and any subsequent transferee of a Transfer pursuant to and in accordance with Sections 4(b) or 4(c) , substantially as set forth in Exhibit D to this Agreement.

12. Public Announcement .

(a) Hill Path and the Company shall announce this Agreement by means of a joint press release in the form attached hereto as Exhibit E (the “ Press Release ”) no later than 9 a.m., New York City time, on May 28, 2019.

(b) The Company shall promptly prepare and file a Form 8-K reporting entry into this Agreement and appending or incorporating by reference this Agreement and the Press Release as exhibits thereto.

(c) Hill Path shall, and shall cause each of the Hill Path Affiliates to, cause any public filings that reference the entry into this Agreement to be consistent with the Press Release and the terms of this Agreement.

(d) Other than as contemplated by Section 12(a) or Section 12(c) , none of Hill Path, the Hill Path Affiliates or the Hill Path Designees shall issue a press release in connection with entering into this Agreement or the actions contemplated hereby.

UNDERTAKING AGREEMENT.

The parties hereby agree that, notwithstanding any other provision of this Agreement to the contrary, Hill Path may be provided confidential information in accordance with and subject to the terms of the Undertaking Agreement. Hill Path acknowledges and agrees, on its own behalf and on behalf of the Hill Path Affiliates, that non-public materials provided to the Board or committees thereof and written or verbal communications relating thereto shall be deemed confidential information.

REMEDIES; JURISDICTION AND VENUE; GOVERNING LAW.

The parties agree that irreparable damage may occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that such damage would not be adequately compensable in monetary damages. Accordingly, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement, to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, any state or federal court sitting in the State of Delaware, and to require the resignation of the Hill Path Designees from the Board following such time as any of the conditions in Section 1(g) is satisfied, in addition to any other remedies at Law or in equity, and each party agrees it will not take any action, directly or indirectly, in opposition to another party seeking or obtaining such relief. Each of the parties hereto agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief. Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware and the federal and other state courts sitting in the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than such federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, a nd (d) each of the parties irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address set forth in Section 17 hereof or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED

AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO ANY CONFLICT OR CHOICE OF LAW PRINCIPLES THAT MAY RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

EXPENSES.

At the Closing, the Company shall reimburse Hill Path for its reasonable, documented out-of-pocket fees and expenses (including legal expenses) incurred in connection with Hill Path’s and the Hill Path Affiliates’ negotiation and execution of this Agreement (and excluding, for the avoidance of doubt, any fees and expenses incurred in connection with the negotiation and execution of the Stock Purchase Agreement and/or consummation of the transactions contemplated by the Stock Purchase Agreement); provided , that such reimbursement shall not exceed $250,000 in the aggregate.

ENTIRE AGREEMENT; AMENDMENT.

This Agreement, the Irrevocable Resignation Letters and the Registration Rights Agreement, together with the Undertaking Agreement and any previously existing written non-disclosure agreement executed by the parties or any Hill Path Designee, contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior and contemporaneous agreements, memoranda, arrangements, letters and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof. This Agreement may be amended only by an agreement specifically amending this Agreement in writing executed by the parties hereto, and no waiver of compliance with any provision or condition of this Agreement and no consent provided for in this Agreement shall be effective unless evidenced by a written instrument executed by the party against whom such waiver or consent is to be effective. No failure or delay by a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

NOTICES.

All notices, notifications, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, when actually received during normal business hours at the address specified in this subsection:

if to the Company:

SeaWorld Entertainment, Inc.

9205 South Park Center Loop , Suite 400

Orland, Florida 32819

Attention: G. Anthony (Tony) Taylor

Email: tony.taylor@seaworld.com

Facsimile: (40 7) 226-5039

if to Hill Path:

Hill Path Capital LP

150 East 58 th Street, 32nd Floor

New York, NY 10155

Attention: Scott I. Ross

Email: ross@hillpathcap.com

Facsimile: (646) 619-4844

with copies to:

Olshan Frome Wolosky

LLP 1325 Avenue of the Americas

New York, NY 10019

Attention: Steve Wolosky

Email: swolosky@olshanlaw.com

Facsimile: (212) 451-2222

and

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

Attention: Adam Weinstein

Email: aweinstein@sidley.com

Facsimile: (212) 839-5599

SEVERABILITY.

If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

TERMINATION.

Unless otherwise specified herein, this Agreement shall automatically terminate on the earliest to occur of (a) the date on which the aggregate Total Share Ownership of the Hill Path Affiliates is less than 5% of the total number of shares of Common Stock then outstanding and (b) the termination of the Stock Purchase Agreement prior to the Closing in accordance with its terms; provided , that Sections 1(g) , 13 , 14 , 16 , 17 , 18 , 20 , 21 and 23 and this Section 19 shall survive such termination. Termination shall not relieve any party hereto from liability for breach of any provision of this Agreement prior to such termination.

COUNTERPARTS.

This Agreement may be executed in two or more counterparts either manually or by electronic or digital signature (including by email transmission), each of which shall be deemed to be an original and all of which together shall constitute a single binding agreem ent on the parties, notwithstanding that not all parties are signatories to the same counterpart.

NO THIRD PARTY BENEFICIARIES; ASSIGNMENT.

This Agreement is solely for the benefit of the parties hereto and is not binding upon (other than successors to the parties hereto) or enforceable by any other Persons. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned, except by any Hill Path Affiliate to any other Hill Path Affiliate that has executed a joinder agreement substantially in the form attached as Exhibit C to the Agreement, without the express prior written consent of the other parties hereto, and any attempted assignment, without such consent, will be null and void. Nothing in this Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Agreement on any Persons other than the parties hereto, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third Persons to any party.

EFFECTIVENESS.

This Agreement shall become automatically effective upon the Closing, without the requirement of any further action by any Person, and until the Closing (if any), this Agreement shall be of no force or effect and shall create no rights or obligations on the part of any party hereto.

INTERPRETATION AND CONSTRUCTION.

Defined Terms.

In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

“ 25% Stockholder ” means, in connection with a proposed Transfer of Equity Securities of the Company, any Person or Group that has filed or is required to file a statement of beneficial ownership report on Schedule 13D or Schedule 13G with the SEC which reports such Person’s or Group’s Beneficial Ownership of 25% or more of the total outstanding Common Stock as of the time of and after giving effect to such proposed Transfer.

“ Acquisition Transaction ” means any transaction or series of related transactions involving: (i) (a) any acquisition (whether direct or indirect, including by way of merger, share exchange, consolidation, business combination or other similar transaction) or purchase from the Company that would result in any Person or Group Beneficially Owning more than fifty percent (50%) of the total outstanding Equity Securities of the Company (measured by voting power or economic interest), or (b) any tender offer, exchange offer or other secondary acquisition that would result in any Person or Group Beneficially Owning more than fifty percent (50%) of the total outstanding Equity Securities of the Company (measured by voting power or economic interest), or (c) any merger, consolidation, share exchange, business combination or similar transaction involving the Company or any of its Subsidiaries that would result in the stockholders of the Company immediately preceding such transaction Beneficially Owning less than fifty percent (50%) of the total outstanding Equity Securities in the surviving or resulting entity of such transaction (measured by voting power or economic interest); or (ii) any sale or lease or exchange, transfer, license or disposition of a business or assets that constitute more than fifty percent (50%) of the assets, revenues or net income of the Company and its Subsidiaries on a consolidated basis.

“ Affiliate ” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

“ Agreement ” means this Stockholders Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“ Beneficially Own ” (including its correlative meanings, “Beneficial Owner” and “Beneficial Ownership”) has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act; provided, however, that notwithstanding anything in Rule 13d-3(d)(1)(i) to the contrary, the determination of “Beneficial Ownership” of a Person shall be made after giving effect to the conversion of all options, warrants, rights and convertible or other similar securities outstanding as of any date in question that are held by such Person, irrespective of any vesting period of any such security.

“ Board ” means the board of directors of the Company.

“ Business Day ” means a day other than a Saturday, Sunday, holiday or other day on which commercial banks in New York, New York are authorized or required by Law to close.

“ Bylaws ” has the meaning set forth in Section 1(a) .

“ Certificate of Incorporation ” has the meaning set forth in Section 1(a) .

“ Closing ” has the meaning set forth in the Stock Purchase Agreement.

“ Closing Date ” means the date on which the Closing occurs.

“ Common Stock ” means the shares of common stock, $0.01 par value per share, of the Company, and any other capital stock of the Company into which such common stock is reclassified or reconstituted and any other common stock of the Company.

“ Company ” has the meaning set forth in the Preamble.

“ Company Policies ” has the meaning set forth in Section 1(e) .

“ Control ” (including its correlative meanings, “ Controlled ” and “ Controlled by ”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“ Director ” means any director of the Company.

“ Equity Securities ” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other Voting Securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or Voting Securities of (or other ownership or profit or voting interests in) such Person, and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, o ptions, rights or other interests are authorized or otherwise existing on any date of determination.

“ Exchange ” shall mean the New York Stock Exchange LLC or any other exchange on which the Common Stock is listed from time to time.

“ Exchange Act ” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“ Extraordinary Transaction ” means any merger, scheme of arrangements, takeover offer, acquisition, recapitalization, restructuring, disposition, other business combination or other extraordinary transaction involving the Company or any of its subsidiaries or joint ventures or any of their respective securities or a material amount of any of their respective assets or businesses, including any Acquisition Transaction.

“ Governmental Authority ” means any nation, government, or supra-national body of competent jurisdiction, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and, any arbitrator or arbitral body or panel of competent jurisdiction or other entity with quasi-governmental authority.

“ Group ” has the meaning assigned to it in Section 13(d)(3) of the Exchange Act and Rule 13d-5 thereunder.

“ Hill Path ” has the meaning set forth in the Preamble.

“ Hill Path Affiliated Director ” means any Director that (i) at any time during the three (3) year period prior to his or her election or appointment to the Board, or during his or her service as a Director, has been or is an employee, director or officer of Hill Path or any entity that manages an investment fund of a Hill Path Affiliate or (ii) unless otherwise determined by the NCGC acting reasonably, would not be independent of Hill Path or any Hill Path Affiliate under the standards set forth in Sections 303A.02(b)(i), (ii), (iv) or (v) of the Exchange rules (provided that, for purposes of this clause (ii), (a) Hill Path or such Hill Path Affiliate shall be deemed the issuer for purposes of such rules, (b) the reference to “during any twelve-month period within the last three years, more than $120,000 in direct compensation from the listed company” shall be replaced with “(a) during each twelve-

month period within the last three years, more than $750,000, or (b) during the last three years, more than $2,500,000 in the aggregate, in each case, in direct cash compensation (excluding the value of any equity or distribution relating to equity or other related interests) from the listed company”, (c) the reference to “a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues” shall be replaced with “a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $2.5 million, or 10% of such other company’s consolidated gross revenues”, and (d) a Person shall only be deemed to be a Hill Path Affiliate if Hill Path or any other Hill Path Affiliate Beneficially Owns, directly or indirectly, more than 50% of such Person’s equity interests); provided that the parenthetical “(excluding the value of any equity or distribution rel ating to equity or other related interests)” in clause (b) above shall not be included in the Transferee Stockholders Agreement.

“ Hill Path Affiliates ” has the meaning set forth in Section 1(g) .

“ Hill Path Designee ” has the meaning set forth in Section 1(b) .

“ Hill Path Stake Permitted Transferee ” has the meaning set forth in Section 4(b)(i) .

“ Irrevocable Resignation Letter ” has the meaning set forth in Section 1(g) .

“ Issuance Notice ” has the meaning set forth in Section 5(a) .

“ Law ” means any statute, law (including common law), regulation, ordinance, rule, injunction, order, decree, award, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“ Market Price ” means, as of any date, the last reported trading price of the Common Stock as of the end of regular trading hours on the Exchange on such date or, if the Common Stock is not listed on an Exchange, the fair market value per share of the Common Stock as determined in good faith by the Board as of such date.

“ Material Terms ” has the meaning set forth in Section 1(g) .

“ Maximum Ownership Percentage ” has the meaning set forth in Section 2(e) .

“ Minimum Condition ” has the meaning set forth in Section 1(g) .

“ NCGC ” has the meaning set forth in Section 1(c) .

“ New Issuance ” has the meaning set forth in Section 5(a) .

“ New Issuance Closing ” has the meaning set forth in Section 5(c) .

“ New Securities ” means (A) any shares of Common Stock or (B) any preferred, debt or other securities that are convertible into or exchangeable or exercisable for shares of Common Stock, other than, in each case, any shares of Common Stock or such other securities that are: (i) issued to employees, officers or directors of, or consultants to, the Company or any of its Affiliates pursuant to any plan, agreement or arrangement approved by the Board (or a committee thereof); (ii) issued as consideration for the acquisition by the Company (or any of its Affiliates) of any business, assets or property of any third party, by merger, sale of assets, sale of stock or otherwise; (iii) issued upon conversion or exercise of convertible securities, options, warrants or other similar securities; (iv) distributed or set aside ratably to all holders of Common Stock on a per share equivalent basis; or

(v) issued in connection with any equipment or real property loan or leasing arrangement; provided , that with respect to any convertible or exchangeable security or option issued in connection with any debt financing from a financial institution, if the underwriter, the bookrunner or similar financial institution advises in writing that the number of securities requested to be purchased by Hill Path (either directly or through any other Hill Path Affiliate) exceeds the number which can be sold in such offeri ng to Hill Path or any other Hill Path Affiliate without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then Hill Path (either directly or through any other Hill Path Affiliate) may purchas e only such number of securities which may be purchased without such adverse effect.

“ Other Specified Matter ” means (a) any amendment to the Company’s certificate of incorporation or by-laws that adversely affects Hill Path or any other Hill Path Affiliate disproportionately as compared to other stockholders of the Company, or (b) any issuance of Common Stock representing twenty percent (20%) or more of the Company’s total outstanding shares of Common Stock (other than as non-cash consideration in an acquisition of the business, assets or property of a third party or parties) at a price per share below the Market Price on the last Business Day prior to the date on which the Company entered into the definitive agreement pursuant to which such Common Stock will be issued.

“ Per Security Offering Price ” has the meaning set forth in Section 5(a) .

“ Permitted Transfer ” has the meaning set forth in Section 4(b) .

“ Person ” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature.

“ Press Release ” has the meaning set forth in Section 12(a) .

“ Private Placement ” has the meaning set forth in Section 5(a) .

“ Registration Rights Agreement ” has the meaning set forth in the Recitals.

“ Representatives ” has the meaning set forth in Section 2(d) .

“ Restricted Entity ” means a Person (a) principally engaged in the business of owning, operating, managing, franchising or branding theme parks and other entertainment destinations that, in each case, competes with the Company and is listed on Exhibit F attached hereto, as such list may be amended by the Company acting reasonably and in good faith from time to time, but not more than once every twelve (12) months, by delivery of written notice to Hill Path no less than forty-five (45) days prior to such amendment or (b) that is Unsuitable.

“ SEC ” means the U.S. Securities and Exchange Commission or any successor agency.

“ Securities Act ” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“ securities of the Company ” has the meaning set forth in Section 2(a)(i) .

“ Seller ” has the meaning set forth in the Preamble.

“ Stock Purchase Agreement ” has the meaning set forth in th e Preamble.

“ Subsidiary ” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the total voting power of stock (or equivalent ownership interest) of such limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to own, control or have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such limited liability company, partnership, association or other business entity gains or losses or shall be or Control the managing director or member, or general partner, of such limited liability company, partnership, association or other business entity.

“ Total Share Ownership ” means, as of any applicable date hereunder, and with respect to any Person, the total number of shares of Common Stock both (i) Beneficially Owned by such Person and (ii) in which such Person has the pecuniary interest. For the avoidance of doubt, a Person shall not be deemed to have ownership of a share of Common Stock, for purposes of calculating Total Share Ownership, if such Person has Beneficial Ownership of such share of Common Stock but does not also have the pecuniary interest in such share or, conversely, if such Person has the pecuniary interest in such share of Common Stock but does not also have Beneficial Ownership of such share.

“ Transfer ” (including its correlative meaning, “ Transferred ”) shall mean, with respect to any Equity Security, directly or indirectly, by operation of Law, contract or otherwise, (i) to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such Equity Security, (ii) to engage in any hedging, swap, forward contract or other similar transaction that is designed to or which reasonably could be expected to lead to or result in a sale or disposition of Beneficial Ownership of, or pecuniary interest in, such Equity Security, including any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to such Equity Security, or (iii) to enter into a short sale of, or trade in, derivative securities representing the right to vote or economic benefits of, such Equity Security. When used as a noun, “ Transfer ” shall have such correlative meaning as the context may require.

“ Transferee Stockholders Agreement ” has the meaning set forth in Section 4(b)(i) .

“ Undertaking Agreement ” means that certain amended and restated letter agreement from Scott I. Ross and James P. Chambers and agreed to by the Company and Hill Path dated as of even date herewith.

“ Unsuitable ” means, with respect to any Person, that such Person (a) ha s been, during the last five years, (i) convicted in a criminal proceeding involving fraud, theft or other crimes of moral turpitude or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of suc h proceeding is subject to a judgment, decree or final order (x) enjoining such Person from owning securities of a publicly traded person or serving on the board of directors, or as an executive officer of a publicly traded corporation or (y) revoking such Person’s license, approval or authorization under federal or sta te securities Laws, or (b) is a non-profit organization that (i) has historically generated negative publicity about the Company’s operations and such organization has not publicly changed its position with respect to the Company’s operations or (ii) at th e relevant time of determination is generating, negative publicity about the Company’s operations.

“ Voting Percentage Limit ” means the number of Voting Securities Beneficially Owned by the Hill Path Affiliates equal to (i) 24.9% of the Voting Securities entitled to vote at the applicable meeting of stockholders of the Company as disclosed in the proxy or information statement for such meeting; or (ii) in a tender offer or exchange offer, 24.9% of the shares of Common Stock outstanding immediately prior to the expiration of the tender offer or exchange offer.

“ Voting Securities ” means shares of Common Stock and any other securities of the Company entitled to vote generally in the election of Directors.

(b) Construction . When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” and “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “will” shall be construed to have the same meaning as the word “shall.” The words “date hereof” will refer to the date of this Agreement. The word “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument, law, rule or statute defined or referred to herein means, unless otherwise indicated, such agreement, instrument, law, rule or statute as from time to time amended, modified or supplemented. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

HILL PATH CAPITAL LP

By:	/s/ Scott I. Ross
Name:	Scott I. Ross
Title:	Managing Partner

SEAWORLD ENTERTAINMENT, INC.

By:	/s/ Gustavo Antorcha
Name:	Gustavo (Gus) Antorcha
Title:	Chief Executive Officer

[Signature Page to Stockholders Agreement]

Annex B

FIRST AMENDMENT TO

STOCKHOLDERS AGREEMENT

This First Amendment to the Stockholders Agreement (this “Amendment”), dated as of February 27, 2024, is by and between Hill Path Capital LP, a Delaware limited partnership (“Hill Path”), and United Parks & Resorts Inc., a Delaware corporation (formerly known as SeaWorld Entertainment, Inc.) (the “Company”). Capitalized terms used herein shall have the meanings set forth in the Stockholders Agreement by and between Hill Path and the Company dated as of May 27, 2019 (the “Original Agreement” and, as amended by this Amendment, the “Agreement”).

BACKGROUND:

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders for the Company to authorize repurchases from time to time of up to $500 million of shares of Common Stock or such lesser amount as to ensure that the Beneficial Ownership Percentage of all Hill Path Affiliates (including James P. Chambers, who for the purpose of this Amendment and the Original Agreement, shall be deemed to be a Hill Path Affiliate), in the aggregate, does not equal or exceed 50% (the “Repurchase Program”);

WHEREAS, the Board has authorized the Repurchase Program, subject to Disinterested Stockholder Approval (as defined below);

WHEREAS, the Board has determined (i) to call a special meeting of the Company’s stockholders (the “Special Meeting”); (ii) to submit the Repurchase Program and this Amendment for approval by the holders of a majority of the outstanding shares of Common Stock not held by the Hill Path Affiliates (Nomura Global Financial Products Inc., as counterparty on the Derivatives (as defined below), and James P. Chambers, as a Partner at Hill Path, shall be deemed to be Hill Path Affiliates solely for purposes of this approval requirement) (such approval, the “Disinterested Stockholder Approval” and such stockholders, the “Disinterested Stockholders”); and (iii) to recommend that such stockholders vote in favor of the Disinterested Stockholder Approval;

WHEREAS, Hill Path Affiliates (i) currently have Beneficial Ownership of 27,314,264 shares of Common Stock, representing approximately 42.7% of the outstanding shares of Common Stock (the “Current Beneficial Ownership Percentage”); and (ii) have entered into cash-settled total return swap agreements (any such swap agreements or other derivative arrangements, collectively, the “Derivatives” and the economic ownership interest represented by such Derivatives taken together with those shares of Common Stock with respect to which there is Beneficial Ownership, “Economic Ownership Percentage”) that establish economic exposure to an aggregate of 4,421,431 additional shares of Common Stock, representing approximately 6.9% of the outstanding shares of Common Stock (the “Current Derivative Ownership Percentage,” together with the Current Beneficial Ownership Percentage, the “Current Economic Ownership Percentage”, which as of the date hereof is approximately 49.6%) that provide economic results comparable to ownership but do not provide the power to vote or direct the voting of or to dispose or direct the disposition of shares of Common Stock;

WHEREAS, in connection with its consideration of the Repurchase Program, a special committee of the Board, consisting of directors who are not Hill Path Affiliated Directors and who are disinterested from Hill Path, requested that Hill Path agree to certain amendments to the Original Agreement; and

WHEREAS, to facilitate the Repurchase Program and for the benefit of all the Company’s stockholders, Hill Path is willing to amend the Original Agreement as set forth herein, to become effective when the Company has acquired any shares under the Repurchase Program.

NOW, THEREFORE, in consideration of and in reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Effectiveness of Amendments.

(a) Disinterested Stockholder Approval Not Obtained. If the Special Meeting occurs and the Disinterested Stockholder Approval is not obtained, this Amendment shall without further action automatically terminate and shall have no effect on the Original Agreement.

(b) Effectiveness. If the Special Meeting occurs and the Disinterested Stockholder Approval is obtained, this Amendment shall become effective when the Company has acquired any shares under the Repurchase Program, and Section 3 [Voting Agreement] of the Original Agreement shall without further action automatically be deemed to be amended to read in its entirety as follows in Section 2 below.

(c) Fallaway Event. Following the effectiveness of this Amendment, if at any time thereafter each of (i) the aggregate Beneficial Ownership of the Hill Path Affiliates is less than the Current Beneficial Ownership Percentage and (ii) the aggregate Economic Ownership Percentage of the Hill Path Affiliates, is less than the Current Economic Ownership Percentage (a “Fallaway Event”), the amendments set forth in Section 2 below shall cease to have any effect and Section 3 [Voting Agreement] of the Agreement shall without further action automatically be deemed to read in its entirety as it appeared in the Original Agreement.

(d) Reinstatement Event. Notwithstanding the previous sentence, if at any time subsequent to a Fallaway Event, either (i) the aggregate Beneficial Ownership of the Hill Path Affiliates again equals or exceeds the Current Beneficial Ownership Percentage or (ii) the aggregate Economic Ownership Percentage of the Hill Path Affiliates, again equals or exceeds the Current Economic Ownership Percentage, then Section 3 [Voting Agreement] shall again, without further action, automatically be deemed to be amended to read in its entirety as follows in Section 2 below (a “Reinstatement Event”). For the avoidance of doubt, there may be multiple Fallaway Events and/or Reinstatement Events.

2. Voting Agreement.

(a) Voting in Elections. At any meeting of stockholders of the Company involving the election of Directors (or if action is taken by written consent of stockholders of the Company in lieu of a meeting in respect of an election of Directors), the Hill Path Affiliates shall vote, or cause to be voted (including, if applicable, by written consent), all Voting Securities Beneficially Owned by the Hill Path Affiliates in excess of the Voting Percentage Limit in the same proportion as the Voting Securities not Beneficially Owned by the Hill Path Affiliates are voted (including, if applicable, by written consent, or by voting by ballot or by submitting any alternative proxy card necessary to accomplish the proportionate voting contemplated by this section) affirmatively for or against, or to withhold authority with respect to, as applicable, the election of each Person nominated to serve as a Director (or, as applicable, the removal of any Director). The Hill Path Affiliates shall be free to vote or cause to be voted (including by abstaining or, if applicable, taking action by written consent), in their sole discretion, all Voting Securities Beneficially Owned by the Hill Path Affiliates up to and including the Voting Percentage Limit affirmatively for or against, or to withhold authority with respect to, as applicable, the election of each Person nominated to serve as a Director (or, as applicable, the removal of any Director).

(b) Voting with Respect to Acquisition Transactions. At any meeting of stockholders of the Company at which an Acquisition Transaction is submitted to a vote of the stockholders of the Company (or if action is taken with respect to such matter(s) by written consent of stockholders of the Company in lieu of a meeting), the Hill Path Affiliates shall vote or cause to be voted (including by abstaining or, if applicable, taking action by written consent) all Voting Securities Beneficially Owned by the Hill Path Affiliates in excess of the Voting Percentage Limit in the same proportion as the Voting Securities not Beneficially Owned by the Hill Path Affiliates are voted (including by written consent) for or against, or abstain with respect to, such Acquisition Transaction (and such related matter(s)). For the avoidance of doubt, in calculating the voting requirements of the Hill Path Affiliates under this Section 3(b), all broker non-votes and all Voting Securities that are not present or represented at the applicable stockholder meeting shall be considered as abstentions. The Hill Path Affiliates shall be free to vote or cause to be voted (including by abstaining or, if applicable, taking action by written consent), in their sole discretion, all Voting Securities Beneficially Owned by the Hill Path Affiliates up to and including the Voting Percentage Limit.

(c) Voting on Routine Matters. At any annual meeting of the Company’s stockholders, with respect to the annual stockholder vote regarding the selection of the Company’s auditor and the Company’s executive compensation (or if action is taken with respect to such matter(s) by written consent of stockholders of the Company in lieu of a meeting), the Hill Path Affiliates shall vote, or cause to be voted (including by abstaining or, if applicable, taking action by written consent), all Voting Securities Beneficially Owned by the Hill Path Affiliates in excess of the Voting Percentage Limit in the same proportion as the Voting Securities not Beneficially Owned by the Hill Path Affiliates are voted (including by written consent) for or against, or abstain with respect to, such matter. The Hill Path Affiliates shall be free to vote or cause to be voted (including by abstaining or, if applicable, taking action by written consent), in their sole discretion, all Voting Securities Beneficially Owned by the Hill Path Affiliates up to and including the Voting Percentage Limit for or against, or to abstain from voting on, each such matter.

(d) Voting with Respect to Other Matters. At any meeting of stockholders of the Company at which any matter, other than an Other Specified Matter or a matter that is subject to Section 3(a), Section 3(b) or Section 3(c), is submitted to a vote of the stockholders of the Company (or if action is taken with respect to such matter(s) by written consent of stockholders of the Company in lieu of a meeting), the Hill Path Affiliates shall vote, or cause to be voted (including by abstaining or, if applicable, taking action by written consent), all Voting Securities Beneficially Owned by the Hill Path Affiliates in excess of the Voting Percentage Limit in the same proportion as the Voting Securities not Beneficially Owned by the Hill Path Affiliates are voted (including by written consent) for or against, or abstain with respect to such matter. The Hill Path Affiliates shall be free to vote or cause to be voted (including by abstaining or, if applicable, taking action by written consent), in their sole discretion, all Voting Securities Beneficially Owned by the Hill Path Affiliates up to and including the Voting Percentage Limit for or against, or to abstain from voting on, each such matter.

(e) Quorum. At each meeting of stockholders, Hill Path shall cause all of the Voting Securities Beneficially Owned by the Hill Path Affiliates to be present in person or by proxy for quorum purposes.

(f) Acquisition by Hill Path. Any Acquisition of the Company proposed by Hill Path or Hill Path Affiliated Directors shall, in each case, be subject to (i) approval of a special committee of the Board comprised solely of directors who are not Hill Path Affiliated Directors and are disinterested from Hill Path and (ii) approval by the holders of a majority of the outstanding shares of Common Stock not held by the Hill Path Affiliates. “Acquisition of the Company” means the acquisition by Hill Path Affiliates of all or substantially all of the Common Stock not owned by Hill Path Affiliates, whether by merger, consolidation, tender offer, or otherwise.

(g) Related Party Transactions with Hill Path Affiliates. Any material transaction between any Hill Path Affiliate, on the one hand, and the Company or any of its subsidiaries, on the other hand shall be subject to approval of a special committee of the Board comprised solely of directors who are not Hill Path Affiliated Directors and who are disinterested from Hill Path.

3. Expenses. The Company shall reimburse Hill Path, promptly upon request from time to time, for its reasonable, documented out-of-pocket fees and expenses (including legal expenses) incurred in connection with or related to the negotiation, execution and delivery of this Amendment and the Special Meeting, provided, that such reimbursement shall not exceed $750,000 in the aggregate.

4. Effect on Original Agreement. Except as otherwise set forth herein, the Original Agreement shall remain unaffected by the terms of this Amendment and shall continue in full force and effect.

5. Amendment; Waiver. Other than as provided in Section 1 above, any amendment to or waiver by the Company of this Amendment shall require the approval of a majority of the directors on the Board who are not Hill Path Affiliated Directors and are disinterested from Hill Path and any such amendment shall be an agreement specifically amending this Amendment in writing executed by the parties hereto.

6. Certain Provisions of Original Agreement. Sections 14 (Remedies; Jurisdiction and Venue; Governing Law), 20 (Counterparts) and 23 (Interpretation and Construction) of the Original Agreement shall apply to this Amendment mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative as of the date first above written.

HILL PATH CAPITAL LP

By:	/s/ Scott I. Ross
Name:	Scott I. Ross
Title:	Managing Partner

UNITED PARKS & RESORTS INC.

By:	/s/ Marc G. Swanson
Name:	Marc G. Swanson
Title:	Chief Executive Officer

Preliminary Proxy Card - Subject to Completion SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET UNITED PARKS & RESORTS INC. Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above 6240 SEA HARBOR DRIVE ORLANDO, FL 32821 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/[TBD] You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V34797-S84427 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED PARKS & RESORTS INC. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. To approve the Company entering into the Amendment to the Hill Path Stockholders Agreement. ! ! ! 2. If Proposal 1 is approved, to approve and authorize a new $500.0 million share repurchase program of the Company’s common stock, subject to the ! ! ! qualification that the Company will not repurchase additional shares if Hill Path’s common stock ownership interest percentage would, as a result of such repurchase, equal or exceed 50% (excluding Hill Path and its affiliates non-voting derivative positions). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on March 25, 2024: The Proxy Statement and Annual Report are available at www.proxyvote.com. V34798-S84427 UNITED PARKS & RESORTS INC. Special Meeting of Stockholders March 25, 2024 [TBD] AM, EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Marc G. Swanson and G. Anthony (Tony) Taylor, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of UNITED PARKS & RESORTS INC. held of record by the stockholder(s) at the close of business on March 15, 2024 that the stockholder(s) is/are entitled to vote if personally present on all other matters properly coming before the Special Meeting of Stockholders to be held at [TBD] AM, EDT on March 25, 2024, at www.virtualshareholdermeeting.com/[TBD], and any adjournment or postponement thereof. The stockholder(s) hereby acknowledge(s) receipt of the Notice of Internet Availability of Proxy Materials and/or Proxy Statement. The stockholder(s) hereby revoke(s) all proxies heretofore given by the stockholder(s) to vote at the Special Meeting and any adjournment or postponements thereof. If you just sign and submit your proxy card without voting instructions, these shares will be voted “FOR” proposals 1 and 2 as recommended by the Board and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon. This proxy, when properly executed, will be voted in the manner directed herein. If the proxy is signed and no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side